                                                                        USAALIFE
                                                                INVESTMENT TRUST
================================================================================

                                                                   ANNUAL REPORT

                                                               December 31, 1998



                                                        [USAA LOGO APPEARS HERE]

                     [THIS PAGE LEFT BLANK INTENTIONALLY]

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

                                 AN OVERVIEW                   DECEMBER 31, 1998

COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

                             USAA LIFE                  IBC/DONOGHUE'S
                            MONEY MARKET                  MONEY FUND
          DATE               FUND 4.98%        AVERAGES (TM)/FIRST TIER 4.52%
          ====              ============       ==============================
        01/31/95                5.77%                       5.24%
        02/28/95                5.70%                       5.46%
        03/30/95                5.84%                       5.49%
        04/25/95                5.76%                       5.47%
        05/30/95                5.74%                       5.45%
        06/27/95                5.79%                       5.41%
        07/25/95                5.51%                       5.29%
        08/29/95                5.45%                       5.22%
        09/26/95                5.42%                       5.18%
        10/31/95                5.50%                       5.18%
        11/28/95                5.68%                       5.19%
        12/26/95                5.52%                       5.14%
        01/30/96                4.99%                       4.97%
        02/27/96                5.00%                       4.74%
        03/26/96                5.03%                       4.68%
        04/30/96                5.00%                       4.68%
        05/28/96                5.04%                       4.67%
        06/25/96                5.06%                       4.71%
        07/30/96                5.08%                       4.74%
        08/27/96                5.05%                       4.73%
        09/24/96                5.10%                       4.75%
        10/29/96                4.97%                       4.75%
        11/26/96                5.03%                       4.75%
        12/31/96                5.23%                       4.82%
        01/28/97                5.12%                       4.75%
        02/25/97                5.01%                       4.73%
        03/25/97                5.05%                       4.74%
        04/29/97                5.26%                       4.89%
        05/27/97                5.32%                       4.93%
        06/24/97                5.25%                       4.94%
        07/29/97                5.21%                       4.93%
        08/26/97                5.26%                       4.93%
        09/30/97                5.24%                       4.95%
        10/28/97                5.29%                       4.93%
        11/25/97                5.30%                       4.96%
        12/30/97                5.54%                       5.07%
        01/27/98                5.24%                       4.99%
        02/24/98                5.18%                       4.94%
        03/31/98                5.28%                       4.93%
        04/28/98                5.28%                       4.90%
        05/26/98                5.19%                       4.90%
        06/30/98                5.30%                       4.94%
        07/28/98                5.29%                       4.92%
        08/25/98                5.29%                       4.91%
        09/29/98                5.29%                       4.87%
        10/27/98                4.84%                       4.64%
        11/24/98                4.91%                       4.55%
        12/29/98                4.98%                       4.52%

Data represent the last Tuesday of each month.

The graph above tracks the USAA Life Money Market Fund's 7-day yield compared to a benchmark- IBC/Donoghue's Money Fund Averages(TM)/First Tier, an average of all major money market fund 7-day yields. Information for the benchmark is based on a full calendar year in 1995, whereas the Money Market Fund yields are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
by Portfolio Manager Pam Bledsoe

CURRENT MARKET CONDITIONS
Globalization and technological advances continue to link almost all countries in the world. As worldwide trading grows, the U.S. economy will be influenced by economic and financial events occurring in foreign countries. Since our report in June, the Federal Reserve has lowered the Federal Funds rate by .75%. This was the first change in interest rate policy since the Federal Reserve increased rates on March 25, 1997. This change in Fed policy was driven by the impact on the U.S. economy caused by financial instability in Russia, Asia and Latin America. Financial instability in these regions may result in the slowing of demand for U.S. goods (exports). By lowering interest rates, the Federal Reserve is trying to stimulate our domestic economy to offset the slowdown that may be caused by reduced trade with other countries.

PORTFOLIO STRATEGY
The yield on one-year treasury bills decreased from 5.37% at the end of June to 4.52% at the end of December, while the index for 30-day commercial paper decreased from 5.54% to 4.90% over the same period. Both of these decreases reflect the decline in interest rates that occurred during the fourth quarter. Regardless of the interest rate environment, the Fund is invested in short term, high quality commercial paper, highly liquid variable rate demand notes, or U.S. Government Agency discount notes. The weighted average maturity at the end of the reporting period was 14 days which reflects the influence of the free look period associated with the Variable Annuity product.

INVESTMENT PROGRAM:
This Fund invests in a diversified portfolio of high-quality U.S. dollar-denominated debt instruments that present minimal credit risk with remaining maturities of 397 days or less.

SIMPLE 7-DAY YIELD:             5.00%*

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN
                               AS OF
                   DECEMBER 31, 1998

One Year:                      5.29%

Three Year:                    5.29%

Since Inception                5.39%
January 5, 1995:

* The 7-DAY yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                       1998  ANNUAL REPORT  B-21

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

             AN OVERVIEW (Continued)            December 31, 1998

PERFORMANCE
Although past performance is no guarantee of future results, for the one-year period ended December 31, 1998, the Fund had a total return of 5.29% which compares favorably to the average return of 5.10% for all variable annuity money market funds as reported by Lipper Analytical Services, Inc./1/.

/1/ Lipper Analytical Services, Inc. is an independent organization that monitors the performance of variable annuity funds. . An investment in the USAA Life Money Market Fund is not insured or guaranteed by the F. D. I.
      C. or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MIX AS A PERCENTAGE OF NET ASSETS*
as of December 31, 1998
--------------------------------------------

U.S. Government
    Agency                                              Commercial Paper
Discount Notes            [GRAPH APPEARS HERE]              46.7%
     28.7%

                                 Variable Rate
                                 Demand Notes
                                     23.9%

*  Percentages are of Net Assets and may or may not be equal to 100%.

B-22  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                             USAA LIFE INCOME FUND

                                  AN OVERVIEW               December 31, 1998


COMPARISON OF FUND TO BENCHMARKS

[GRAPH APPEARS HERE]

USAA LIFE INCOME FUND $15,196

01/95           $10,290.00
02/95           $10,520.00
03/95           $10,530.00
04/95           $10,700.00
05/95           $11,210.00
06/95           $11,220.00
07/95           $11,200.00
08/95           $11,400.00
09/95           $11,650.00
10/95           $11,870.00
11/95           $12,100.00
12/95           $12,388.65
01/96           $12,454.32
02/96           $12,027.50
03/96           $11,863.34
04/96           $11,688.23
05/96           $11,666.35
06/96           $11,863.34
07/96           $11,830.51
08/96           $11,786.73
09/96           $12,005.61
10/96           $12,333.93
11/96           $12,585.65
12/96           $12,472.26
01/97           $12,519.73
02/97           $12,567.20
03/97           $12,329.85
04/97           $12,495.99
05/97           $12,642.11
06/97           $12,844.48
07/97           $13,225.41
08/97           $13,106.37
09/97           $13,380.16
10/97           $13,570.63
11/97           $13,725.38
12/97           $13,919.15
01/98           $14,109.64
02/98           $14,084.24
03/98           $14,122.34
04/98           $14,173.14
05/98           $14,377.21
06/98           $14,568.22
07/98           $14,606.43
08/98           $14,810.18
09/98           $15,039.40
10/98           $15,064.87
11/98           $15,141.27
12/98           $15,195.78

LEHMAN BROTHERS AGGREGATE
   BOND INDEX $14,631

1/1/95          $10,000.00
01/95           $10,198.00
02/95           $10,440.71
03/95           $10,504.40
04/95           $10,651.46
05/95           $11,063.67
06/95           $11,144.44
07/95           $11,119.92
08/95           $11,254.47
09/95           $11,363.64
10/95           $11,511.37
11/95           $11,684.04
12/95           $11,847.61
01/96           $11,925.81
02/96           $11,718.30
03/96           $11,636.27
04/96           $11,571.11
05/96           $11,547.97
06/96           $11,702.71
07/96           $11,734.31
08/96           $11,714.36
09/96           $11,918.19
10/96           $12,182.77
11/96           $12,391.10
12/96           $12,275.86
01/97           $12,313.92
02/97           $12,344.70
03/97           $12,207.67
04/97           $12,390.79
05/97           $12,508.50
06/97           $12,657.35
07/97           $12,999.10
08/97           $12,888.61
09/97           $13,078.07
10/97           $13,267.70
11/97           $13,328.73
12/97           $13,463.36
01/98           $13,635.69
02/98           $13,624.78
03/98           $13,671.10
04/98           $13,742.19
05/98           $13,872.74
06/98           $13,990.66
07/98           $14,020.04
08/98           $14,248.57
09/98           $14,581.98
10/98           $14,504.70
11/98           $14,587.38
12/98           $14,631.14

    LIPPER A RATED BOND
    FUND INDEX $14,482

1/1/95          $10,000.00
01/95           $10,178.00
02/95           $10,424.31
03/95           $10,500.41
04/95           $10,650,56
05/95           $11,127.71
06/95           $11,206.71
07/95           $11,151.80
08/95           $11,306.81
09/95           $11,428.92
10/95           $11,601.50
11/95           $11,791.76
12/95           $11,981.61
01/96           $12,037.93
02/96           $11,765.87
03/96           $11,670.57
04/96           $11,580.70
05/96           $11,555.22
06/96           $11,699.66
07/96           $11,724.23
08/96           $11,691.41
09/96           $11,913.54
10/96           $12,205.42
11/96           $12,454.42
12/96           $12,313.68
01/97           $12,332.15
02/97           $12,375.31
03/97           $12,204.53
04/97           $12,376.62
05/97           $12,491.72
06/97           $12,660.36
07/97           $13,068.02
08/97           $12,902.06
09/97           $13,122.68
10/97           $13,291.97
11/97           $13,354.44
12/97           $13,496.00
01/98           $13,656.60
02/98           $13,633.38
03/98           $13,683.82
04/98           $13,746.77
05/98           $13,895.24
06/98           $14,018.90
07/98           $14,021.71
08/98           $14,146.50
09/98           $14,461.97
10/98           $14,279.75
11/98           $14,435.40
12/98           $14,481.59

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Income Fund to two industry indexes which most closely resemble the holdings of this Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper A Rated Bond Fund Index is an unmanaged index made up of funds investing in corporate debt issues rated A or better or government issues.

The calculations for the Lehman Brothers and Lipper Indexes are based on a full calendar year in 1995, whereas the Income Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Manager J. W. Saunders, Jr.

MARKET CONDITIONS AND PERFORMANCE
The high volatility in the bond market during this reporting period can be seen in the chart below showing interest yields for the 30-year U. S. Treasury bond.

30-YEAR U.S. TREASURY BOND YIELD

[GRAPH APPEARS HERE]

06/30/98       5.627
07/01/98       5.629
07/02/98       5.600
07/03/98       5.599
07/06/98       5.572
07/07/98       5.603
07/08/98       5.626
07/09/98       5.605
07/10/98       5.625
07/13/98       5.692
07/14/98       5.717
07/15/98       5.705
07/16/98       5.727
07/17/98       5.746
07/20/98       5.713
07/21/98       5.663
07/22/98       5.681
07/23/98       5.657
07/24/98       5.686
07/27/98       5.708
07/28/98       5.740
07/29/98       5.769
07/30/98       5.722
07/31/98       5.713
08/03/98       5.659
08/04/98       5.631
08/05/98       5.671
08/06/98       5.671
08/07/98       5.631
08/10/98       5.624
08/11/98       5.602
08/12/98       5.609
08/13/98       5.650
08/14/98       5.590
08/17/98       5.598
08/18/98       5.608
08/19/98       5.613
08/20/98       5.576
08/21/98       5.504
08/24/98       5.543
08/25/98       5.499
08/26/98       5.495
08/27/98       5.426
08/28/98       5.417
08/31/98       5.350
09/1/98        5.422
09/2/98        5.405
09/3/98        5.375
09/4/98        5.359
09/7/98        5.356
09/8/98        5.434
09/9/98        5.333
09/10/98       5.288
09/11/98       5.305
09/14/98       5.315
09/15/98       5.345
09/16/98       5.311
09/17/98       5.278
09/18/98       5.247
09/21/98       5.253
09/22/98       5.280
09/23/98       5.256
09/24/98       5.259
09/25/98       5.227
09/28/98       5.266
09/29/98       5.230
09/30/98       5.199
10/01/98       5.025
10/02/98       4.965
10/05/98       4.851
10/06/98       4.870
10/07/98       4.998
10/08/98       5.140
10/09/98       5.265
10/12/98       5.281
10/13/98       5.256
10/14/98       5.197
10/15/98       5.115
10/16/98       5.138
10/19/98       5.141
10/20/98       5.229
10/21/98       5.239
10/22/98       5.303
10/23/98       5.334
10/26/98       5.223
10/27/98       5.209
10/28/98       5.221
10/29/98       5.189
10/30/98       5.268
11/02/98       5.380
11/03/98       5.352
11/04/98       5.459
11/05/98       5.474
11/06/98       5.556
11/09/98       5.430
11/10/98       5.435
11/11/98       5.431
11/12/98       5.398
11/13/98       5.389
11/16/98       5.418
11/17/98       5.440
11/18/98       5.378
11/19/98       5.393
11/20/98       5.380
11/23/98       5.434
11/24/98       5.392
11/25/98       5.365
11/26/98       5.367
11/27/98       5.347
11/30/98       5.251
12/01/98       5.221
12/02/98       5.225
12/03/98       5.213
12/04/98       5.261
12/07/98       5.270
12/08/98       5.222
12/09/98       5.182
12/10/98       5.171
12/11/98       5.262
12/14/98       5.227
12/15/98       5.263
12/16/98       5.231
12/17/98       5.245
12/18/98       5.236
12/21/98       5.288
12/22/98       5.369
12/23/98       5.423
12/24/98       5.451
12/25/98       5.452
12/28/98       5.381
12/29/98       5.330
12/30/98       5.303
12/31/98       5.312

INVESTMENT PROGRAM:
This Fund invests in a diversified portfolio of U.S. dollar-denominated debt and income-producing equity securities selected for their high yields relative to the risk involved.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN

                              AS OF
                       DECEMBER 31, 1998
One Year:                      9.17%

Three Year:                    7.04%

Since Inception
January 5, 1995:              11.03%

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.


                                                       1998  ANNUAL REPORT  B-23

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                             USAA Life Income Fund

          AN OVERVIEW (Continued)                  DECEMBER 31, 1998

Beginning with the Russian government bond default in mid-August, a "flight to quality" started a strong rally in U. S. Treasury bonds, moving interest yields lower. This rally accelerated when some highly leveraged hedge funds collapsed. The result was unsustainably lower interest yields on U. S. Treasury bonds, while liquidity in the rest of the bond market vanished when bond dealers refused to bid for bonds. This lack of liquidity caused interest rates in the rest of the bond market to move sharply higher. A rally in the Japanese yen in October then caused several hedge funds to sell U. S. Treasury bonds, thereby reversing the diverging trend and forcing U.S. Treasury bond yields higher. As the dust has settled, interest rates are lower on balance but not as low as they were in early October. Average maturities in the Fund's bond portfolio were shortened to reduce price volatility in this turbulent period. The Fund continued its good performance and completed the year ranked as number 6 of 30 funds in the Lipper Variable Annuity A Rated Bond Fund category/1/. The Fund's average annual NAV total return was 9.17% versus an average of 8.07% for all variable annuity funds in Lipper's category.

PORTFOLIO
As of December 31, 1998, the Fund's portfolio mix as percentages of net assets was 4.5% U. S. Treasury bonds, 4.9% U. S. Government Agency bonds, 47.4% agency mortgage pass-through securities, 26.9% corporate bonds, 8.4% preferred stocks, and 7.3% in short term instruments.

OUTLOOK
The Federal Reserve has overtly announced an "easing" in monetary policy with its three reductions since late September in both the Fed Funds target rate and its own discount window rate. Therefore, interest rates should stabilize around current levels. We continue to focus on maintaining a high level of income in this portfolio.

/1/ Lipper Analytical Service is an independent organization that monitors the performance of variable annuity funds. Rankings are based on total returns. The USAA Life Income Fund's three year ranking was number 6 of 27 funds.

Top 10 Securities
as of December 31, 1998

                     Coupon      % of
                      Rate    Net Assets
GNMA                  6.00%      11.9%
FNMA MTN              5.65        5.6
Federal Home
Loan Bank Bond        5.575       4.9
U.S. Treasury Bond    7.875       4.5
GNMA                  6.50        3.6
GNMA                  6.00        3.6
GNMA                  6.00        3.6
FNMA                  7.00        2.5
Chrysler Financial    6.05        2.5
The CIT Group
Holdings, Inc.        6.20        2.5

B-24  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                       USAA LIFE GROWTH AND INCOME FUND

               AN OVERVIEW                    DECEMBER 31, 1998

COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

  S&P 500 INDEX $28,983

1/1/95          $10,000.00
01/95           $10,259.00
02/95           $10,658.08
03/95           $10,972.49
04/95           $11,295.08
05/95           $11,745.75
06/95           $12,018.25
07/95           $12,416.06
08/95           $12,447.10
09/95           $12,972.37
10/95           $12,925.67
11/95           $13,491.81
12/95           $13,752.20
01/96           $14,219.78
02/96           $14,352.02
03/96           $14,489.80
04/96           $14,702.80
05/96           $15,080.66
06/96           $15,137.97
07/96           $14,468.87
08/96           $14,774.16
09/96           $15,604.47
10/96           $16,035.16
11/96           $17,245.81
12/96           $16,904.34
01/97           $17,959.17
02/97           $18,101.05
03/97           $17,358.91
04/97           $18,393.50
05/97           $19,517.34
06/97           $20,385.86
07/97           $22,006.54
08/97           $20,774.17
09/97           $21,910.52
10/97           $21,178.71
11/97           $22,159.28
12/97           $22,540.42
01/98           $22,788.37
02/98           $24,431.41
03/98           $25,682.30
04/98           $25,944.26
05/98           $25,498.02
06/98           $26,533.23
07/98           $26,251.98
08/98           $22,458.57
09/98           $23,898.17
10/98           $25,838.70
11/98           $27,404.52
12/98           $28,983.02


    USAA LIFE GROWTH AND
    INCOME FUND  $22,103

01/95           $10,150.00
02/95           $10,480.00
03/95           $10,720.00
04/95           $11,080.00
05/95           $11,410.00
06/95           $11,650.00
07/95           $11,990.00
08/95           $12,190.00
09/95           $12,530.00
10/95           $12,230.00
11/95           $12,900.00
12/95           $13,172.27
01/96           $13,475.44
02/96           $13,632.25
03/96           $14,123.60
04/96           $14,301.32
05/96           $14,489.49
06/96           $14,499.95
07/96           $13,841.33
08/96           $14,343.13
09/96           $15,033.11
10/96           $15,357.19
11/96           $16,339.88
12/96           $16,350.51
01/97           $17,023.63
02/97           $17,164.77
03/97           $16,676.21
04/97           $17,175.63
05/97           $18,401.46
06/97           $19,111.31
07/97           $20,378.12
08/97           $19,766.56
09/97           $20,640.22
10/97           $19,810.24
11/97           $20,399.96
12/97           $20,671.28
01/98           $20,510.33
02/98           $21,993.42
03/98           $23,131.60
04/98           $23,269.56
05/98           $22,688.80
06/98           $22,700.43
07/98           $21,525.27
08/98           $18,244.12
09/98           $18,837.52
10/98           $20,315.20
11/98           $21,536.90
12/98           $22,102.73

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Growth and Income Fund to the S&P 500(R) Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The calculations for the S&P 500 Index are based on a full calendar year in 1995, whereas the calculations for the Growth and Income Fund are based on a starting date of January 5, 1995-the inception date of this Fund.
This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Manager R. David Ullom

PERFORMANCE
For the year 1998 an investment approach of focusing on value did not prove to be rewarding, as evidenced by the subpar performance of the Fund. For the year-ended December 31, 1998, the Fund's total return of 6.93% compared unfavorably to the S&P 500 return of 28.6%. Beginning in April of 1998, the market developed an acute concern over economic problems in Southeast Asia, Russia and Latin America. This concern was manifested in the poor performance of many cyclical sectors such as basic materials (chemicals, metals and paper and forest products), capital goods (aerospace/defense, machinery and manufacturing), and consumer cyclicals (auto parts, retailing, leisure, and publishing). What has surprised us this past year is the degree to which stocks in these sectors underperformed the major market averages. In late summer/early fall, we began to shift the focus of the Fund more towards technology and healthcare securities.

As implied, the worst performing stocks were those in the cyclical sectors such as chemical related (Dow Chemical, Millennium Chemicals, and B. F. Goodrich), paper and forest products (Weyerhaeuser and Unisource Worldwide), aerospace/defense (Boeing Co.), machinery (Deere and Flowserve), trucks (Aeroquip Vickers), manufacturing (Avery Dennison), energy (Schlumberger, Helmrich & Payne, Apache Corp., Occidental Petroleum, Unocal and Exxon), and auto parts (Lear Corp and Intermet). All of these sectors are potentially affected by economic conditions in various emerging markets, however we felt that most of the concern was already reflected in the valuation of the shares. What also surprised us was

INVESTMENT PROGRAM:
Not less than 65% of its assets are invested in a diversified portfolio of dividend-paying common stocks and convertible securities of companies that offer the prospect for growth of earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN

                                AS OF
                    DECEMBER 31, 1998

One Year:                       6.93%
Three Year:                    18.83%
Since Inception
January 5, 1995:               21.93%

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                       1998  ANNUAL REPORT  B-25

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                       USAA LIFE GROWTH AND INCOME FUND

             AN OVERVIEW (Continued)             December 31, 1998


the strength in other parts of the market, particularly given that few areas will be unscathed by the economic turmoil in various emerging markets. Finally, we were struck by the swiftness of the rebound in the markets in October of 1998. In a matter of six weeks, the market recovered virtually the entire 20% decline that the Dow Jones Industrial Average had suffered over the preceding three months.

Performance of the Fund was aided by weightings in technology (Lucent, Cisco, Intel, Microsoft, IBM, Xerox and Applied Materials) and healthcare (Pharmacia & Upjohn, Smithkline Beecham, Merck, American Home Products, Bristol Myers, Pfizer and Bausch & Lomb). Our weightings in these two sectors were increased during the course of the year, as we became more concerned with the earnings sensitivity of the more cyclical names in the Fund.

MARKET CONDITIONS
It should come as no surprise that we are increasingly concerned with the continued narrowness of the market's appreciation and the overall valuation of the market. By narrowness we are referring to the fact that the market's rise continues to be driven by relatively few names. In fact, the top 50 names in the S & P 500 by market capitalization accounted for approximately 19% of the S & P 500's return. Also, the current valuation of the market is of concern given that it is selling at over 30 times estimated 1998 earnings and over 27 times forecasted earnings for 1999. Finally, note that the market in general has become increasingly volatile. During the past year, the market experienced a daily movement of over 1% some 31% of the time. This compares to an average of 14% of the time during recent years.

PORTFOLIO STRATEGY AND OUTLOOK
The strategy of the USAA Life Growth & Income Fund is to continue to focus on stocks that will provide superior returns. Despite our concerns with the market in general, we feel that there are many issues that offer compelling appreciation potential. Many of these names are in cyclical sectors where we should begin to see signs of a recovery in fundamentals late in 1999. Healthcare should also continue to provide relatively stable earnings growth at reasonable valuations. Also, there are many companies that have historically shown solid earnings growth that continue to sell at discounts to the market in general and to their peer group.

TOP 10 EQUITY HOLDINGS
as of December 31, 1998

                                   % of
                                 Net Assets
Pharmacia & Upjohn                 2.5%
Microsoft                          2.3
American Home Products             2.2
Kimberly-Clark                     2.0
Bell Atlantic                      2.0
Merck & Co.,                       2.0
Morgan Stanley,
Dean Witter, Discover & Co.        2.0
Bausch & Lomb                      2.0
Intel                              2.0
Sears, Roebuck & Co.               1.9

TOP 10 INDUSTRIES
as of December 31, 1998

                                  % of
                                Net Assets
Drugs                              5.9%
Healthcare - Diversified           4.9
Banks - Money Center               4.1
Telephones                         3.6
Retail - General Merchandising     3.2
Household Products                 3.0
Computer Software & Service        2.9
Electrical Equipment               2.9
Finance - Diversified              2.8
Electric Utilities                 2.6

B-26  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                          USAA LIFE WORLD GROWTH FUND

                 AN OVERVIEW                 DECEMBER 31, 1998


COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

MORGAN STANLEY CAPITAL INDEX WORLD $19,713

1/1/95          $10,000.00
01/95           $ 9,847.00
02/95           $ 9,987.81
03/95           $10,467.23
04/95           $10,829.39
05/95           $10,919.28
06/95           $10,913.82
07/95           $11,457.33
08/95           $11,199.54
09/95           $11,523.20
10/95           $11,338.83
11/95           $11,730.02
12/95           $12,070.19
01/96           $12,286.25
02/96           $12,358.74
03/96           $12,561.42
04/96           $12,854.10
05/96           $12,863.10
06/96           $12,926.13
07/96           $12,467.25
08/96           $12,608.13
09/96           $13,098.59
10/96           $13,187.66
11/96           $13,923.53
12/96           $13,697.97
01/97           $13,860.97
02/97           $14,017.60
03/97           $13,737.25
04/97           $14,183.71
05/97           $15,056.01
06/97           $15,804.29
07/97           $16,529.71
08/97           $15,420.57
09/97           $16,256.36
10/97           $15,398.02
11/97           $15,667.49
12/97           $15,855.50
01/98           $16,294.70
02/98           $17,394.59
03/98           $18,126.90
04/98           $18,300.92
05/98           $18,068.50
06/98           $18,494.91
07/98           $18,461.62
08/98           $15,997.00
09/98           $16,276.94
10/98           $17,745.13
11/98           $18,797.41
12/98           $19,712.84

USAA LIFE WORLD GROWTH FUND $18,414

01/95           $ 9,710.00
02/95           $ 9,790.00
03/95           $10,160.00
04/95           $10,490.00
05/95           $10,920.00
06/95           $11,150.00
07/95           $11,710.00
08/95           $11,620.00
09/95           $11,770.00
10/95           $11,480.00
11/95           $11,650.00
12/95           $11,955.58
01/96           $12,321.78
02/96           $12,558.74
03/96           $12,849.55
04/96           $13,463.49
05/96           $13,592.74
06/96           $13,614.28
07/96           $12,935.72
08/96           $13,334.24
09/96           $13,668.13
10/96           $13,625.05
11/96           $14,379.00
12/96           $14,481.01
01/97           $15,036.67
02/97           $15,013.99
03/97           $14,866.57
04/97           $15,059.35
05/97           $15,931.94
06/97           $16,666.03
07/97           $17,480.40
08/97           $16,666.03
09/97           $17,652.45
10/97           $16,631.62
11/97           $16,356.33
12/97           $16,520.54
01/98           $16,557.69
02/98           $17,808.49
03/98           $18,836.38
04/98           $19,145.99
05/98           $18,815.02
06/98           $18,765.28
07/98           $18,504.13
08/98           $15,407.67
09/98           $15,320.62
10/98           $16,564.18
11/98           $17,297.88
12/98           $18,414.39

Data represents the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life World Growth Fund to its benchmark, the Morgan Stanley Capital Index-World, an unmanaged index which reflects the movement of world stock markets by representing a broad selection of domestically listed companies within each market.

Calculations for the Morgan Stanley Index are based on a full calendar year in 1995, whereas the World Growth Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers David G. Peebles, Curt Rohrman, Albert Sebastian, and
W. Travis Selmier, II

MARKET CONDITIONS
For the year-ended December 31, 1998, your Fund's total return was 11.46%, which compares unfavorably with the Lipper Global Funds Average return of 16.19%/1/. Along with U.S. equities, European equities turned downward around mid-year. While Asian markets were also weak, they had the best relative performance because of currency appreciation and a decline in local interest rates. Latin American markets were hurt by emerging market woes, while Canada continued to perform poorly.

INTERNATIONAL
Europe - European markets performed poorly over the second half of 1998 primarily because of further deterioration in the economic fundamentals of Russia and lower forecasted economic growth. The financial sector, which had led the market in the first half of 1998, sharply underperformed during the second half of 1998, as many banks had to increase their credit loss provisions on account of their emerging markets exposure. Defensive stocks, such as utilities and consumer non-durables (e.g. tobacco, food), outperformed the general indices. European markets rebounded sharply in the fourth quarter as the U.S. and selected European central banks cut interest rates.

INVESTMENT PROGRAM:
Not less than 65% of the Fund's assets are invested in a diversified portfolio of common stocks and other equity securities of both foreign and domestic issuers representing at least three countries, one of which may include the United States. The remainder of the Fund's assets may be invested in marketable debt securities having remaining maturities of less than one year which are issued or guaranteed as to both principal and interest by the U.S. government or by its agencies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN
                               AS OF
                   DECEMBER 31, 1998
One Year:                     11.46%
Three Year:                   15.49%
Since Inception
January 5, 1995:              16.49%

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                       1998  ANNUAL REPORT  B-27

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                          USAA LIFE WORLD GROWTH FUND

            AN OVERVIEW (Continued)              December 31, 1998

Emerging Markets - The last six months of 1998 were a tale of two quarters for emerging markets; a tumultuous summer culminating in August's massive sell-off was followed by a strong recovery in investor sentiment. This resulted in a strong recovery in global emerging markets during the last quarter. The change in investor sentiment has been key. Asia's economies are showing signs of bottoming, while Latin markets have bounced as Brazil has begun to take the hard medicine needed to solve its fiscal problems. European and Mediterranean market participants have realized that Russia's collapse does not mean the end of the world for these countries' economic growth.

Japan - A change in Prime Minister may hold the promise of progress on Japan's banking crisis and economic slowdown, but we are still cautious with an underweighted position. While concerned about the overall market, we have continued our selective strategy of buying financially sound industrial and financial companies. We have also added to our technology and telecommunications holdings over the period.

UNITED STATES
Concerns about troubled international economies weighed heavily on U.S. stocks through the summer, even though domestic business activity remained fairly robust. Cyclical sectors were most hard hit, particularly basic materials, capital goods, energy and consumer cyclicals. Rising credit risks impacted stocks in the financial sector. Sectors holding up relatively well included technology and healthcare.

Sectors with increased weightings include technology, consumer staples and consumer cyclicals. Weightings have been reduced in areas offering prospects for slower growth, namely basic materials, capital goods, energy and utilities.

COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
as of December 31, 1998
------------------------------------------------

            Other* 13.3%

           Spain 2.0%

          Sweden 2.2%                                      USA 35.6%

       Switzerland 3.2%

        Germany 3.2%

           Italy 3.3%      [GRAPH APPEARS HERE]

         Denmark 3.5%

            Finland 3.6%

               Canada 3.6%

                  France 5.5%                         United Kingdom 9.1%

                         Japan 5.9%     Netherlands 6.0%

* Each of the remaining countries' investments represented less than 2% of the portfolio's assets and U.S. Government & Agency Issues.

B-28  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------

                          USAA LIFE WORLD GROWTH FUND

        AN OVERVIEW (Continued)                       December 31, 1998

OUTLOOK
Although forecasted economic growth for Europe has been revised downward, European stocks still offer the best earnings growth next year. The introduction of the euro which is the currency of the European monetary union, on January 1, 1999, will further financial and economic integration. We also expect to see continued mergers, acquisition activity and shareholder-oriented policies in Europe. Local dynamics and events in mature markets-economic growth, bank restructuring (especially in Japan), multilateral institutions' support and interest rate policies- will prove critical for emerging markets in 1999. The Federal Reserve's series of rate cuts in 1998 should set the stage for steady or accelerating profit growth in the U.S. in 1999.

/1/ The Lipper Global Funds Average is the average perfomance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

      Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability, which are discussed in the prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

TOP 10 EQUITY HOLDINGS
as of December 31, 1998
-----------------------
                                % of
                              Net Assets
Nokia Corp. ADR (Finland)        2.0%
America Online (U.S.)            1.5
Microsoft (U.S.)                 1.4
Novartis AG (Switzerland)        1.3
Telecom Italia S.p.A. (Italy)    1.3
Network Associates (U.S.)        1.3
Autoliv SDR (Sweden)             1.1
Cisco Systems (U.S.)             1.1
Akzo Nobel N.V. (Netherlands)    1.1
Avon Products (U.S.)             1.1

TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
as of December 31, 1998
-----------------------
                                % of
                              Net Assets
Telephones                       7.0%
Banks - Major Regional           6.3
Drugs                            6.0
Computer Software & Service      4.7
Electronics - Semiconductors     4.0
Auto Parts                       3.7
Communication Equipment          3.3
Insurance - Multi-Line
 Companies                       2.8
Oil - International Integrated   2.3
Telecommunications -
 Long Distance                   2.2

                                                       1998  ANNUAL REPORT  B-29

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

              AN OVERVIEW                       December 31, 1998

INVESTMENT PROGRAM:
Approximately 60% of the Fund's assets are invested in equity securities selected for total return potential and approximately 40% are invested in debt securities of varying maturities. On June 30, 1998 the portfolio mix was 61.3% common stocks and 35.6% fixed-income securities, as a percentage of net assets.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN
                               AS OF
                   DECEMBER 31, 1998
One Year:                      9.63%
Three Year:                   14.79%
Since Inception
January 5, 1995:              17.57%

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

COMPARISON OF FUND TO BENCHMARKS

[GRAPH APPEARS HERE]

S&P 500 INDEX $28,983

1/1/95          $10,000.00
01/95           $10,259.00
02/95           $10,658.08
03/95           $10,972.49
04/95           $11,295.08
05/95           $11,745.75
06/95           $12,018.25
07/95           $12,416.06
08/95           $12,447.10
09/95           $12,972.37
10/95           $12,925.67
11/95           $13,491.81
12/95           $13,752.20
01/96           $14,219.78
02/96           $14,352.02
03/96           $14,489.80
04/96           $14,702.80
05/96           $15,080.66
06/96           $15,137.97
07/96           $14,468.87
08/96           $14,774.16
09/96           $15,604.47
10/96           $16,035.16
11/96           $17,245.81
12/96           $16,904.34
01/97           $17,959.17
02/97           $18,101.05
03/97           $17,358.91
04/97           $18,393.50
05/97           $19,517.34
06/97           $20,385.86
07/97           $22,006.54
08/97           $20,774.17
09/97           $21,910.52
10/97           $21,178.71
11/97           $22,159.28
12/97           $22,540.42
01/98           $22,788.37
02/98           $24,431.41
03/98           $25,682.30
04/98           $25,944.26
05/98           $25,498.02
06/98           $26,533.23
07/98           $26,251.98
08/98           $22,458.57
09/98           $23,898.17
10/98           $25,838.70
11/98           $27,404.52
12/98           $28,983.02

USAA LIFE DIVERSIFIED ASSETS $19,108

01/95           $10,120.00
02/95           $10,330.00
03/95           $10,550.00
04/95           $10,860.00
05/95           $11,240.00
06/95           $11,300.00
07/95           $11,450.00
08/95           $11,640.00
09/95           $11,970.00
10/95           $11,890.00
11/95           $12,270.00
12/95           $12,633.12
01/96           $12,833.81
02/96           $12,844.38
03/96           $13,108.45
04/96           $13,002.82
05/96           $13,150.70
06/96           $13,340.83
07/96           $13,002.82
08/96           $13,192.95
09/96           $13,678.84
10/96           $14,059.10
11/96           $14,650.62
12/96           $14,440.16
01/97           $14,808.13
02/97           $14,964.24
03/97           $14,573.96
04/97           $14,941.94
05/97           $15,616.43
06/97           $16,051.18
07/97           $16,863.46
08/97           $16,337.19
09/97           $16,966.42
10/97           $16,783.37
11/97           $17,183.80
12/97           $17,428.85
01/98           $17,609.40
02/98           $18,319.55
03/98           $18,813.05
04/98           $18,849.16
05/98           $18,817.01
06/98           $18,913.38
07/98           $18,503.79
08/98           $16,973.86
09/98           $17,576.19
10/98           $18,142.39
11/98           $18,865.19
12/98           $19,107.81

LIPPER BALANCED FUND AVERAGE $19,018

1/1/95          $10,000.00
01/95           $10,121.00
02/95           $10,399.33
03/95           $10,577.16
04/95           $10,755.91
05/95           $11,107.63
06/95           $11,303.12
07/95           $11,557.44
08/95           $11,661.46
09/95           $11,909.85
10/95           $11,858.64
11/95           $12,228.63
12/95           $12,397.38
01/96           $12,615.57
02/96           $12,616.84
03/96           $12,672.35
04/96           $12,763.59
05/96           $12,909.10
06/96           $12,940.08
07/96           $12,598.46
08/96           $12,813.89
09/96           $13,300.82
10/96           $13,576.15
11/96           $14,168.07
12/96           $13,990.97
01/97           $14,414.89
02/97           $14,399.04
03/97           $13,980.03
04/97           $14,384.05
05/97           $15,005.44
06/97           $15,446.60
07/97           $16,300.80
08/97           $15,828.07
09/97           $16,418.46
10/97           $16,159.05
11/97           $16,383.66
12/97           $16,614.67
01/98           $16,735.96
02/98           $17,370.25
03/98           $17,880.93
04/98           $18,002.52
05/98           $17,856.70
06/98           $18,165.63
07/98           $17,906.35
08/98           $16,455.28
09/98           $17,136.52
10/98           $17,724.31
11/98           $18,348.20
12/98           $19,017.91

LEHMAN BROTHERS AGGREGATE BOND INDEX $14,631

1/1/95          $10,000.00
01/95           $10,198.00
02/95           $10,440.71
03/95           $10,504.40
04/95           $10,651.46
05/95           $11,063.67
06/95           $11,144.44
07/95           $11,119.92
08/95           $11,254.47
09/95           $11,363.64
10/95           $11,511.37
11/95           $11,684.04
12/95           $11,847.61
01/96           $11,925.81
02/96           $11,718.30
03/96           $11,636.27
04/96           $11,571.11
05/96           $11,547.97
06/96           $11,702.71
07/96           $11,734.31
08/96           $11,714.36
09/96           $11,918.19
10/96           $12,182.77
11/96           $12,391.10
12/96           $12,275.86
01/97           $12,313.92
02/97           $12,344.70
03/97           $12,207.67
04/97           $12,390.79
05/97           $12,508.50
06/97           $12,657.35
07/97           $12,999.10
08/97           $12,888.61
09/97           $13,078.07
10/97           $13,267.70
11/97           $13,328.73
12/97           $13,463.36
01/98           $13,635.69
02/98           $13,624.78
03/98           $13,671.10
04/98           $13,742.19
05/98           $13,872.74
06/98           $13,990.66
07/98           $14,020.04
08/98           $14,248.57
09/98           $14,581.98
10/98           $14,504.70
11/98           $14,587.38
12/98           $14,631.14

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Diversified Assets Fund to two industry indexes and an independent rating agency's average which most closely resemble the holdings of this Fund.

The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Balanced Fund Average is the average performance level of all variable annuity balanced funds as reported by Lipper Analytical Services, an independent organization that monitors the performance of variable annuity funds and mutual funds.

The calculations for all indexes and averages are based on a full calendar year in 1995, whereas the Diversified Assets Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers R. David Ullom (Common Stocks) and Paul Lundmark (Debt Securities)

MARKET CONDITIONS
Common Stocks - The stock market in 1998 continued on a double-digit appreciation pace as measured by the S & P 500, which had a 28.6% total return in 1998. In fact, the top 50 names in the S & P 500 by market capitalization accounted for approximately 19% of the S&P 500's return. Due to investor's concerns with economic events in Southeast Asia, Russia and Latin America, the shares of commodity oriented companies were under pressure for much of the year. However, the stocks of companies where investors had a high level of confidence in earnings growth did well. Thus, companies in such sectors as technology, healthcare and consumer staples outperformed the major averages.

Debt Securities - We manage the bond sector so that income is the primary component of total return. Since the beginning of the year, the difference between short and long-term Treasury rates has been minimal. Because of this, we invested in intermediate-term corporate bonds and mortgage and asset-backed securities, which offered higher yields, rather than Treasuries.

B-30  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

           AN OVERVIEW (Continued)                      December 31, 1998

In addition, we could get these higher yields without taking on as much interest rate risk as we would have incurred by investing in long-term Treasuries. This management style worked well until the recent market turmoil. The months of August and September saw a "flight to quality" as investors dumped investments that had any element of credit risk and then scrambled to buy Treasuries at inflated prices. Further disrupting the market was the sell-off of mortgage and corporate securities by hedge funds. All of this market turmoil resulted in the bond sector of your Fund underperforming Treasuries.

PERFORMANCE

As the graph on the previous page illustrates, the return for the USAA Life Diversified Assets Fund was 9.63% during 1998. A discussion of the performance of the two sectors of the fund follows.

Common Stocks - The return on the common stock portion of the Fund was 11.9%, as compared to the S&P 500 return of 28.6%. Performance was hindered by holdings in sectors such as basic materials (Monsanto and B. F. Goodrich), capital goods (Boeing, Rockwell International and Deere), and consumer cyclicals (Meritor Automotive, May Department Stores and Sears). Also, due to the decline in oil and gas prices, holdings in the energy area (oil and gas drilling, domestic - integrated and international - integrated) also failed to appreciate in line with the overall market.

The Fund's exposure to the technology and healthcare sectors aided performance. Companies whose stocks performed well include Pharmacia & Upjohn, Bristol Myers Squibb, American Home Products, Bausch & Lomb, Intel Corp. and Xerox. Also, selected securities such as Chrysler, Ford, SBC Communications and Bell Atlantic outperformed the major averages.

TOP 10 EQUITY HOLDINGS
as of December 31, 1998
                                       % of
                                   Net Assets
Pharmacia & Upjohn                     2.5%
American Home Products                 2.3
Bristol-Myers Squibb                   2.3
Applied Materials                      1.8
South Trust                            1.8
Intel                                  1.8
Meritor Automotive                     1.8
Ford Motor Co.                         1.7
Bell Atlantic                          1.6
GTE                                    1.6

TOP 5 DEBT HOLDINGS
as of December 31, 1998
                         Coupon        % of
                          Rate     Net Assets
Tele-Communications,
Senior Notes              8.25%        1.8%

Giddings and
Lewis, Notes              7.50         1.8

HUBCO
Subordinated
Debentures                8.20         1.8

Kmart, Notes              8.13         1.8

Great Atlantic &
Pacific Tea,
Senior Notes              7.70         1.7


                                                       1998  ANNUAL REPORT  B-31

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

           AN OVERVIEW (Continued)                     December 31, 1998

Debt Securities - Within the Fund's bond portion the best performing holdings were Kmart and Giddings & Lewis. Kmart continues to improve its business and financial position and Giddings & Lewis continues to perform well since it was acquired by Tyssen. Corporacion Andina De Fomento underperformed due to the recent market turmoil. We continue to hold this bond because the fundamentals of this multi-lateral lending institution are sound and the price of the bond should rebound once market conditions improve.

PORTFOLIO STRATEGY
Common Stocks - Our strategy has been to balance long term growth in capital with current income through an allocation plan of 55% to 60% of the Fund invested in equities, with the remainder invested in debt securities. In terms of the common stock portion of the Fund, we have attempted to maintain a diversified portfolio of large capitalization basic value stocks. In an effort to create greater balance in the Fund, we reduced and/or sold the holdings in Monsanto, Boeing, Chrysler, May Department Stores, RJR Nabisco Holdings, Bankers Trust, Allstate Group, Bristol Myers Squibb, American Home Products, Intel, Sprint Corp., Bell Atlantic and SBC Communications. Stocks added to the Fund include Alcoa, Millennium Chemicals, Avery Dennison, Coca-Cola, Walt Disney, Ralston Purina, Procter & Gamble, Aetna, Microsoft, Oracle and First Data.

Debt Securities - The negative market sentiment became overdone which provided buying opportunities. We were able to purchase Merrill Lynch corporate bonds that have subsequently risen in price. Going forward, we will continue to purchase securities that provide high income and total return.

OUTLOOK
Common Stocks - The strategy for the common stock portion of the Fund is to continue to focus on stocks that provide superior returns. In the current market, we are concerned with the valuation levels overall and believe that this market cannot continue to register double-digit gains that it has over the last three years. However, there are many stocks, which offer compelling values and should continue to post earnings gains over the coming year.

Debt Securities - Looking to the future, we feel that market conditions will continue to improve which will result in corporates, mortgages and asset-backed securities increasing in relative value. The bond sector of your Fund is well positioned to benefit from this improvement.



TOP 10 INDUSTRIES
as of December 31, 1998
                                           % of
                                        Net Assets
Real Estate Investment Trusts              9.8%
Banks - Major Regional                     7.8
Asset Backed Securities                    5.0
Healthcare - Diversified                   4.6
Telephones                                 4.6
Oil - International Integrated             3.4
Retail - General Merchandising             2.9
Drugs                                      2.5
Manufacturing - Specialized                2.3
Oil - Domestic Integrated                  2.3

B-32  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

           AN OVERVIEW                                 December 31, 1998

Comparison of Fund to Benchmark

[CHART APPEARS HERE]

USAA LIFE AGGRESSIVE GROWTH FUND $14,207

05/97           $10,670.00
06/97           $11,160.00
07/97           $12,060.00
08/97           $12,330.00
09/97           $13,530.00
10/97           $12,640.00
11/97           $12,120.00
12/97           $11,825.53
01/98           $11,855.85
02/98           $13,169.80
03/98           $13,624.63
04/98           $13,877.31
05/98           $12,947.15
06/98           $13,531.00
07/98           $12,598.89
08/98           $ 9,566.96
09/98           $10,652.72
10/98           $11,472.16
11/98           $12,629.62
12/98           $14,207.04

RUSSEL 2000(R) INDEX $12,538

5/1/97          $10,000.00
05/97           $11,112.00
06/97           $11,588.70
07/97           $12,127.58
08/97           $12,405.30
09/97           $13,313.37
10/97           $12,728.91
11/97           $12,646.17
12/97           $12,867.48
01/98           $12,664.18
02/98           $13,600.06
03/98           $14,160.38
04/98           $14,238.26
05/98           $13,470.82
06/98           $13,499.11
07/98           $12,405.68
08/98           $ 9,996.50
09/98           $10,779.22
10/98           $11,219.02
11/98           $11,806.89
12/98           $12,537.74

Data represent the last business day of each month.


The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Aggressive Growth Fund to the broad-based Russell 2000(R) Index, a widely recognized small-cap index which most closely resembles the holdings of this Fund. The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies within the Russell 3000 Index.

The calculations for the Russell 2000 are based on a starting date of May 1, 1997, whereas the calculations for the Aggressive Growth Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers John K. Cabell and Eric M. Efron

MARKET CONDITIONS
During 1998, investors in small cap equities, which constitute most of the assets in the Fund, experienced both the dark and the bright sides of volatility. The Russell 2000 Index, perhaps the best known indicator of small-cap stock performance, had a total return of 12.4% between January 1, 1998, and April 22, 1998, when it peaked for the year. It then plummeted 36.8%, hitting bottom on October 8, 1998, and then rebounded 36.0% through the end of the year.

Unfortunately, the healthy October-December recovery was not enough to fully offset the weakness earlier in the year. For the full year, the Russell 2000 Index/1/ generated a total return of -3.4%, vastly underperforming the robust results of large-cap stocks as represented by the total return of the Dow Jones Industrial Average (+18.13%), the S&P 500/2/ (+28.6%) and the NASDAQ Composite (+40.2%) Indices. This extended a trend set over the several previous years in which investors have overlooked the superior growth prospects and modest valuations of small-cap stocks in favor of the liquidity and perceived safety of large-cap equities.

INVESTMENT PROGRAM:

Invests in equity securities. The Fund will invest in companies that have the prospect of rapidly growing earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN
                                    AS OF
                        DECEMBER 31, 1998

One Year:                          20.14%

Since Inception
May 1, 1997:                       23.45%


The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                       1998  ANNUAL REPORT  B-33

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

           AN OVERVIEW (Continued)                     December 31, 1998


PERFORMANCE
For the year, the Fund had a total return of 20.14%. Although we are pleased that we were able to outperform the Russell 2000 Index and most comparable funds by a wide margin, we remain disappointed and frustrated over our inability to match the returns of the S&P 500 Index, which so many investors equate to "the market."

PORTFOLIO STRATEGY
We remain steadfast in our commitment to growth as the ultimate builder and determinant of value. Because there appears to be a positive correlation between growth rates and stock price appreciation over the longer term, we believe that companies with the greatest growth potential represent the most attractive investment opportunities. Likewise, we continue to believe that well-managed smaller companies represent excellent vehicles through which to achieve rapid growth. Because they are relatively unencumbered by legacy products and infrastructures, innovative and smaller young companies often have superior flexibility to rapidly seize upon the commercial opportunities brought about by ongoing societal and economic change.

At the same time, we do not think that aggressive growth is exclusively a small-cap phenomenon. There are many larger companies that have retained their vigor and dynamism as they have grown and remain suitable investment vehicles for funds such as ours. Also, because their short-term price movements tend not to move in lockstep with those of smaller stocks, larger stocks also have the potential to contribute to more consistent portfolio returns for the Fund over time. With this in mind, we have dedicated a portion of the portfolio to large-cap stocks such as Intel, Microsoft, Cisco Systems, Dell Computer, Ascend Communications, Home Depot, Clear Channel Communications and Infinity Broadcasting. Large-cap stocks contributed significantly to the performance of the Fund in 1998 - particularly during the first nine months when small-cap stocks were so extremely out of favor.


TOP 10 EQUITY HOLDINGS
as of December 31, 1998
                                        % of
                                      Net Assets
Abercombine & Fitch "A"                  2.4%
Cisco Systems                            2.4
Network Solutions "A"                    2.4
Dell Computer                            2.2
Immunex                                  2.2
99 Cents Only Stores                     2.1
Microsoft Corp.                          1.8
Metromedia
Fiber Network "A"                        1.7
3Com Corp.                               1.7
Express Scripts "A"                      1.6

TOP 10 INDUSTRIES
as of December 31, 1998
                                        % of
                                      Net Assets
Electronics - Semiconductors             7.1%
Retail - Specialty                       7.1
Biotechnology                            7.0
Computer - Networking                    5.7
Telephones                               5.3
Internet Services                        5.1
Healthcare - Specialized Services        5.1
Computer Software & Service              4.2
Medical Products & Supplies              2.8
Telecommunications -
Long Distance                            2.8

B-34  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund

           An Overview (Continued)                     December 31, 1998

During 1998, the Fund had significant investment positions in the following sectors (companies): biotechnology (Immunex, Sepracor), health care (Express Scripts), retailing (Abercrombie & Fitch, and 99 Cents Only Stores), financial services (NCO Group), and technology. Within the technology sector, the Fund has invested in a broad range of industries including communication equipment, semiconductors, semiconductor capital equipment, networking, computer software and services, and internet services (Network Solutions). The internet area, which has excellent growth prospects, has provided spectacular returns over the past year and, in our opinion, has become very speculative. We have sold off many of our internet holdings at significant profits in order to limit our exposure.

OUTLOOK
Over the past year or so, U.S. equity markets have passed through a gauntlet of economic and political crises in Asia and Russia, continued skirmishes in the Middle East, domestic political scandals, hedge fund failures, a punishing mid 1998 correction and various other obstacles. Despite these ordeals, U.S. equities have performed very well due, in our opinion, to moderate overall economic growth, low inflation and interest rates and generally good corporate earnings. If, as we expect, these conditions persist into 1999, the environment should remain positive for stock market investments, particularly in the growth area.

We are also encouraged by the improved performance of small cap stocks relative to large cap equities over the past few months. Perhaps this spells the beginning of a reversal of the chronic underperformance that has afflicted small cap investors and portfolio managers for so long. Small cap stocks certainly appear to have the attractive growth and valuation characteristics to merit a return of investor confidence in them.

At the same time, we are mindful that the net asset value of the Fund has increased sharply since early October. Given the historical volatility of the Fund, we do not believe that such performance is sustainable indefinitely into the future. With the release of many companies' annual earnings results approaching, it would not be too surprising to see investors become nervous and stock prices briefly give back some of their recent gains in the months that lie ahead. If this occurs, it should not be viewed with concern but rather should be seen positively as an excellent opportunity to add to holdings at more attractive prices.

/1/ The Russell 2000 Index is an unmanaged index, which consists of approximately 2,000 of the smallest companies within the Russell 3000 Index and is a widely recognized small cap index.

/2/ The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                                                     1998   ANNUAL REPORT   B-35

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

             AN OVERVIEW                               December 31, 1998

INVESTMENT PROGRAM:
At least 80% of the Fund's assets will be invested in equity securities of foreign companies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURN

                                   AS OF
                       DECEMBER 31, 1998
One Year:                          3.78%

Since Inception
May 1, 1997:                       3.43%

The total return calculations found in this section are calculated at the Fund's investment level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. It does not include other costs associated with this contract, and if it did, the performance quoted above would be lower. More specific information regarding the Fund expenses and other insurance contract costs can be found in the prospectus. These NAV total return calculations represent past performance which is no guarantee of future returns.

Comparison of Fund to Benchmark

[GRAPH APPEARS HERE]

MORGAN STANLEY CAPITAL INDEX - EAFE $12,338

5/1/97          $10,000.00
05/97           $10,651.00
06/97           $11,237.87
07/97           $11,419.92
08/97           $10,566.86
09/97           $11,158.60
10/97           $10,300.50
11/97           $10,195.44
12/97           $10,284.14
01/98           $10,754.12
02/98           $11,444.54
03/98           $11,797.03
04/98           $11,890.23
05/98           $11,831.96
06/98           $11,921.89
07/98           $12,042.30
08/98           $10,550.26
09/98           $10,226.36
10/98           $11,291.95
11/98           $11,870.10
12/98           $12,337.78

USAA LIFE INTERNATIONAL FUND $10,577

05/97           $10,300.00
06/97           $10,710.00
07/97           $11,080.00
08/97           $10,470.00
09/97           $11,180.00
10/97           $10,440.00
11/97           $10,110.00
12/97           $10,191.92
01/98           $10,171.63
02/98           $10,830.81
03/98           $11,530.56
04/98           $11,773.94
05/98           $11,585.69
06/98           $11,311.78
07/98           $11,261.05
08/98           $ 9,404.50
09/98           $ 9,079.86
10/98           $ 9,911.75
11/98           $10,175.53
12/98           $10,577.39

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life International Fund to the Morgan Stanley Capital Index (MSCI)- EAFE. The MSCI EAFE is an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East (EAFE) by representing a broad selection of domestically listed companies within each market.

The calculations for the MSCI EAFE are based on a starting date of May 1, 1997, whereas the calculations for the International Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.

GENERAL DISCUSSION
By Portfolio Managers Curt Rohrman, W. Travis Selmier II, Albert Sebastian, and David G. Peebles

MARKET CONDITIONS
For the year-ended December 31, 1998, your Fund's total return was 3.78% which compares unfavorably with the Lipper International Funds Average return of 13.26% and the EAFE return of 20%/1/. Along with the U.S., European equities turned downward around mid-year while Asian markets staged a rebound on currency strength. Latin America and Canada continued to perform poorly.

Europe - European markets performed poorly over the period primarily because of further deterioration in the economic fundamentals of Russia and lower forecasted economic growth. The financial sector, which had led the market in the first half of 1998, sharply underperformed, as many banks had to increase their credit loss provisions due to their emerging markets exposure. Defensive stocks, such as utilities and consumer non-durables (e.g. tobacco, food) outperformed the general indices. European markets rebounded sharply in the fourth quarter as the U.S. and selected European central banks cut interest rates.

B-36  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund

                An Overview (Continued)            December 31, 1998

Emerging Markets - The last six months of 1998 have been a tale of two quarters for emerging markets; a tumultuous summer culminating in August's massive sell-off was followed by a strong recovery in investor sentiment. This resulted in a strong recovery in global emerging markets during the last quarter. The change in investor sentiment has been key. Asia's economies are showing signs of bottoming, while Latin markets have bounced as Brazil has begun to take the hard medicine needed to solve its fiscal problems. European and Mediterranean market participants have realized that Russia's collapse does not mean the end of the world for these countries' economic growth.

Japan - A change in Prime Minister may hold the promise of progress on Japan's banking crisis and economic slowdown, but we are still cautious with an underweighted position. While concerned about the overall market, we have continued our selective strategy of buying financially sound industrial and financial companies. We have also added to our technology and telecommunications holdings over the period.




TOP 10 EQUITY HOLDINGS
as of December 31, 1998
                                          % of
                                        Net Assets
Nokia Corp. ADR (Finland)                  3.0%
Novartis AG (Switzerland)                  2.3
Tele Danmark
A/S ADR (Denmark)                          2.3
Telecom Italia S.p.A. (Italy)              2.1
Koninklijke
KPN N.V. (Netherlands)                     1.7
Autoliv, Inc. SDR (Sweden)                 1.7
Akzo Nobel N.V. (Netherlands)              1.7
Merita plc "A" (Finland)                   1.6
Elf Aquitaine ADR (France)                 1.6
Veba AG (Germany)                          1.5

TOP 10 EQUITY INDUSTRIES OF
EQUITY HOLDINGS
as of December 31, 1998
                                          % of
                                        Net Assets
Telephones                                11.2%
Banks - Major Regional                     8.3
Drugs                                      7.0
Auto Parts                                 5.8
Communication Equipment                    3.6
Insurance -
Multi-Line Companies                       3.4
Oil - International Integrated             3.4
Computer Software & Service                2.9
Chemicals - Specialty                      2.3
Retail - Specialty                         2.1

                                                       1998  ANNUAL REPORT  B-37

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund

              An Overview (Continued)             December 31, 1998

Outlook - Although forecasted economic growth for Europe has been revised downward, European stocks may have the potential to offer the best earnings growth next year. The introduction of the euro, which is the currency of the European monetary union, on January 1, 1999, will further financial and economic integration. We also expect to see continued mergers, acquisition activity and shareholder-oriented policies in Europe. Local dynamics and events in mature markets -- economic growth, bank restructuring (especially in Japan), multilateral institutions' support and interest rate policies -- will prove critical for emerging markets in 1999.

/1/ The Lipper International Funds Average is the average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability, which are discussed in the prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.



COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS as of December 31, 1998

United Kingdom     14.1%
Netherlands         9.8%
France              8.8%
Japan               8.3%
Denmark             5.6%
Switzerland         5.6%
Canada              5.5%                [CHART APPEARS HERE]
Finland             5.4%
Italy               5.1%
Germany             5.0%
Sweden              3.5%
Spain               3.3%
Portugal            2.6%
Austria             2.4%
Norway              2.1%
Other*             13.2%

* Each of the remaining countries' investments represented less than 3% of the portfolio's assets and U.S. Government & Agency Issues.

B-38   ANNUAL REPORT   1998

                SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                         Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
USAA LIFE INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund, all funds of the USAA Life Investment Trust, as of December 31, 1998, the statements of operations for the year then ended, and the statements of changes in net assets for years or periods ended December 31, 1998 and 1997 and the financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended in conformity with generally accepted accounting principles.

                                                            /s/ KPMG LLP
                                                            --------------------
                                                                KPMG LLP
San Antonio, Texas

February 5, 1999

                                                     1998   ANNUAL REPORT   B-39

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                       USAA Life Diversified Assets Fund

      PORTFOLIO OF INVESTMENTS                       December 31, 1998

Principal
 Amount                                         Coupon                   Value
  (000)          Security                        Rate      Maturity      (000)
---------        --------                       ------     --------     -------
                        FIXED RATE INSTRUMENTS (75.4%)

            BEVERAGES - NONALCOHOLIC
$  900      PepsiCo, Inc., CP                     5.25%   1/22/1999     $   897
                                                                        -------
            CHEMICALS
   900      E.I. DuPont De Nemours and Co., CP    5.15    1/15/1999         898
                                                                        -------
            ELECTRIC UTILITIES
   900      Georgia Power Co., CP                 5.27    1/27/1999         896
   527      Virginia Electric and Power Co., CP   5.18    1/29/1999         525
                                                                        -------
                                                                          1,421
                                                                        -------
            ELECTRICAL EQUIPMENT
 1,010      Emerson Electric Co., CP              5.32    1/11/1999       1,009
                                                                        -------
            FINANCE - CONSUMER
 1,000      American Honda Finance Corp., CP      5.30    1/21/1999         997
   600      Associates Corp. of North America, CP 5.05    1/04/1999         600
   899      General Motors Acceptance Corp., CP   5.30    1/08/1999         898
   900      Household Finance Corp., CP           5.36    1/07/1999         899
                                                                        -------
                                                                          3,394
                                                                        -------
            FINANCE - DIVERSIFIED
   951      General Electric Capital Corp., CP    5.35    1/19/1999         949
                                                                        -------
            FOODS
   635      H.J. Heinz Co., CP                    5.23    1/11/1999         634
                                                                        -------
            INSURANCE - MULTI-LINE COMPANIES
   488      Prudential Funding Corp., CP          5.28    1/13/1999         487
                                                                        -------
            OIL - DOMESTIC INTEGRATED
   643      Shell Oil Co., CP                     5.00    1/04/1999         643
                                                                        -------
            U.S. GOVERNMENT
 1,000      Federal Farm Credit Bank, DN          5.10    1/25/1999         997
 1,339      Federal Home Loan Bank, DN            5.13    1/06/1999       1,338
   264      Federal Home Loan Bank, DN            5.09    1/13/1999         263
   890      Federal Home Loan Bank, DN            5.03    2/03/1999         886
   210      Federal Home Loan Mortgage, DN        5.09    1/12/1999         210
   220      Federal Home Loan Mortgage, DN        5.10    1/12/1999         220
   800      Federal Home Loan Mortgage, DN        5.08    1/14/1999         798
   990      Federal Home Loan Mortgage, DN        5.08    1/20/1999         987
   651      Federal National Mortgage Assn., DN   4.98    2/05/1999         648
                                                                        -------
                                                                          6,347
                                                                        -------

            Total fixed rate instruments (cost: $16,679)                 16,679
                                                                        -------

                      VARIABLE RATE DEMAND NOTES (23.9%)

            ASSET BACKED SECURITIES
   787      Capital One Funding Corp., Notes,
              Series 1995C (LOC)                  5.57   10/01/2015         787
                                                                        -------
            AUTO PARTS
   600      Alabama IDA RB
              (Rehau Project) (LOC)               5.60   10/01/2019         600

Principal
 Amount                                         Coupon                   Value
  (000)          Security                        Rate      Maturity      (000)
---------        --------                       ------     --------     -------
$  750      Bardstown, KY, RB,
              Series 1994 (LOC)                   5.58%   6/01/2024    $    750
                                                                        -------
                                                                          1,350
                                                                        -------
            CHEMICALS
   440      Wyckoff Chemical Co., Inc., Note,
              Series 1997 (LOC)                   5.27    2/01/2027         440
                                                                        -------
            HEALTHCARE - DIVERSIFIED
   300      GMS Associates II Project Health
              Care RB, Series 1995 (LOC)          5.70    8/15/2025         300
                                                                        -------
            HEALTHCARE - SPECIALIZED SERVICES
   400      Mason City Clinic, P.C., IA, Bonds,
              Series 1992 (LOC)                   6.00    9/01/2022         400
                                                                        -------
            HOSPITALS
   700      Dome Corp., Bonds,
              Series 1991 (LOC)                   5.70    8/31/2016         700
                                                                        -------
            LEISURE TIME
   500      Fox Valley Ice Arena, IL, RB,
              Series 1997 (LOC)                   5.70    7/01/2027         500
                                                                        -------
            NURSING/CONTINUING CARE CENTERS
   400      Lincolnwood Funding Corp.
              RB, Series 1995A (LOC)              5.70    8/01/2015         400
                                                                        -------
            REAL ESTATE - OTHER
   295      H/M Partners, LLC, Bond (LOC)         5.55   10/01/2020         295
   100      MMR Funding I, Note, Series A (LOC)   5.57    9/01/2010         100
                                                                        -------
                                                                            395
                                                                        -------
            Total variable rate demand notes (cost: $5,272)               5,272
                                                                        -------
            Total investments (cost: $21,951)                           $21,951
                                                                        =======

B-40  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA LIFE MONEY MARKET FUND

   PORTFOLIO OF INVESTMENTS (Continued)                     December 31, 1998

                         PORTFOLIO SUMMARY BY INDUSTRY

       U.S. Government                                28.7%
       Finance - Consumer                             15.3
       Electric Utilities                              6.4
       Auto Parts                                      6.1
       Chemicals                                       6.0
       Electrical Equipment                            4.6
       Finance - Diversified                           4.3
       Beverages - Nonalcoholic                        4.1
       Asset Backed Securities                         3.6
       Hospitals                                       3.2
       Foods                                           2.9
       Oil - Domestic Integrated                       2.9
       Leisure Time                                    2.3
       Insurance - Multi-Line Companies                2.2
       Healthcare - Specialized Services               1.8
       Nursing/Continuing Care Centers                 1.8
       Real Estate - Other                             1.8
       Healthcare - Diversified                        1.3
                                                      ----
       Total                                          99.3%
                                                      ====

See accompanying Notes to Portfolios of Investments on page B-60.

                                                         1998 ANNUAL REPORT B-41

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                            USAA Life Income Fund

   PORTFOLIO OF INVESTMENTS                                 December 31, 1998

                                                                 Market
 Number                                                           Value
of Shares                     Security                            (000)
---------                     --------                           ------
           PREFERRED STOCKS (8.4%)
  15,000   Avalon Bay Communities, Inc."F",
            9.00% cumulative redeemable                         $   380
  12,000   Duke Realty Investments, Inc. depositary
            shares "A", 9.10% cumulative redeemable                 324
  10,000   Equity Residential Properties Trust depositary
            shares "B", 9.125% cumulative redeemable                259
  12,000   Equity Residential Properties Trust depositary
            shares "C", 9.125% cumulative redeemable                310
  22,000   First Industrial Realty Trust, Inc. depositary
            shares "B", 8.75% cumulative redeemable                 509
  20,000   Gables Residential Trust "A", 8.30%
            cumulative redeemable                                   464
   6,000   Post Properties, Inc. "A", 8.50% cumulative
            redeemable                                              301
   6,000   Prologis Trust, Inc. "C", 8.54% cumulative
            redeemable                                              298
  12,000   Shurgard Storage Centers, Inc. "B", 8.80%
            cumulative redeemable                                   319
  12,000   United Dominion Realty Trust, Inc. depositary
            shares "A", 9.25% cumulative redeemable                 294
                                                                -------
           Total preferred stocks (cost: $3,546)                  3,458
                                                                -------


Principal
 Amount                                     Coupon
 (000)                                       Rate   Maturity
---------                                   ------  --------

            CORPORATE OBLIGATIONS (26.9%)
$   300     Caliber Systems, Inc., Notes     7.80%  8/01/2006       322
  1,000     Caterpillar Financial Services
             Corp., MTN, Series F            5.83  10/16/2000     1,006
    500     Chase Manhattan Corp.,
             Subordinated Notes              7.13   2/01/2007       542
  1,000     Chrysler Financial Corp., MTN    6.05   3/06/2001     1,015
    500     First Union Corp., Subordinated
             Notes                           7.50   7/15/2006       553
    750     Ford Motor Credit Co., Senior
             Note                            6.25  11/08/2000       761
  1,000     General Electric Credit Corp.,
             MTN                             5.73   6/19/2000     1,007
    560     General Motors Acceptance
             Corp., MTN                      5.80   8/07/2000       563
    440     General Motors Acceptance
             Corp., MTN                      5.95   4/20/2001       445
    250     Heller Financial, Inc., MTN      5.93   7/24/2000       250
    500     Household Finance Corp., Notes   7.25   5/15/2006       542
  1,000     Kroger Co., Notes, 7/01/2000
             mandatory put                   6.00   7/01/2010     1,004
    500     Province of Quebec, Global
             Debentures                      7.00   1/30/2007       542
  1,000     The CIT Group Holdings, Inc.,
             MTN                             6.20  10/20/2000     1,013
  1,000     Wal-Mart Stores, Inc. Notes,
             6/01/2000 mandatory put         5.85   6/01/2018     1,011
    500     Wells Fargo & Co., Subordinated
             Notes                           6.88   4/01/2006       535
                                                                -------
            Total corporate obligations (cost: $10,757)          11,111
                                                                -------

Principal                                                        Market
  Amount                                                          Value
  (000)                       Security                            (000)
---------                     --------                           ------

                    U.S. GOVERNMENT & AGENCY ISSUES (56.8%)
            FEDERAL HOME LOAN BANK BOND (4.9%)
$ 2,000     5.575%, 6/22/2000                                   $ 2,017
                                                                -------
            FEDERAL NATIONAL MORTGAGE ASSN. (7.4%)
  1,700     7.00%, 6/01/2024 - 10/01/2026                         1,738
  1,288     7.50%, 1/01/2025 - 10/01/2026                         1,325
                                                                -------
                                                                  3,063
                                                                -------
            FEDERAL NATIONAL MORTGAGE ASSN., MTN (5.6%)
  2,290     5.65%, 6/12/2000                                      2,311
                                                                -------
            GOVERNMENT NATIONAL MORTGAGE ASSN. (34.4%)
  8,885     6.00%, 4/15/2028 - 9/15/2028                          8,819
  1,471     6.50%, 5/15/2028                                      1,487
  1,593     7.00%, 8/15/2023 - 4/15/2026                          1,633
  2,191     7.50%, 8/15/2023 - 8/15/2026                          2,261
                                                                -------
                                                                 14,200
                                                                -------
            U.S. TREASURY BONDS (4.5%)
  1,401     7.875%, 2/15/2021                                     1,847
                                                                -------
            Total U.S. government & agency issues
             (cost: $22,355)                                     23,438
                                                                -------

            SHORT-TERM (7.3%)
            COMMERCIAL PAPER
  1,500     Commercial Credit Corp., 4.90%, 1/04/1999             1,499
  1,507     Ford Credit Europe PLC, 4.76%, 1/04/1999              1,507
                                                                -------
            Total short-term (cost: $3,006)                       3,006
                                                                -------
            Total investments (cost: $39,664)                   $41,013
                                                                =======


B-42  ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA Life Income Fund

   PORTFOLIO OF INVESTMENTS (Continued)                     December 31, 1998

                         PORTFOLIO SUMMARY BY INDUSTRY
     U.S. Government                                             56.8%
     Real Estate Investment Trusts                                8.4
     Finance - Consumer                                           8.1
     Insurance - Multi-Line Companies                             7.3
     Finance - Diversified                                        3.1
     Banks - Money Center                                         2.7
     Electrical Equipment                                         2.4
     Machinery - Diversified                                      2.4
     Retail - Food                                                2.4
     Retail - General Merchandising                               2.4
     Banks - Major Regional                                       1.3
     Foreign Government                                           1.3
     Truckers                                                      .8
                                                                 ----
     Total                                                       99.4%
                                                                 ====

See accompanying Notes to Portfolios of Investments on page B-60.

                                                         1998 ANNUAL REPORT B-43

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Growth and Income Fund

  PORTFOLIO OF INVESTMENTS                                   December 31, 1998

                                                                   Market
 Number                                                             Value
of Shares                           Security                        (000)
---------                           --------                       ------
                             COMMON STOCKS (95.9%)
          AEROSPACE/DEFENSE (1.0%)
  31,500  Boeing Co.                                               $1,028
                                                                   ------
          ALUMINUM (1.7%)
  23,000  Aluminum Co. of America                                   1,715
                                                                   ------
          AUTOMOBILES (1.6%)
  28,000  Ford Motor Co.                                            1,643
                                                                   ------
          AUTO PARTS (2.0%)
  32,000  Intermet Corp.                                              418
  41,000  Lear Corp.*                                               1,578
                                                                   ------
                                                                    1,996
                                                                   ------
          BANKS - MAJOR REGIONAL (0.7%)
  4,200   PNC Bank Corp.                                              227
 14,000   SouthTrust Corp.                                            517
                                                                   ------
                                                                      744
                                                                   ------
          BANKS - MONEY CENTER (4.1%)
  20,368  BankAmerica Corp.                                         1,225
   6,000  Bankers Trust Corp.                                         513
  20,000  Chase Manhattan Corp.                                     1,361
  20,000  Citigroup, Inc.                                             990
                                                                   ------
                                                                    4,089
                                                                   ------
          BEVERAGES - ALCOHOLIC (1.8%)
  28,000  Anheuser-Busch Cos., Inc.                                 1,837
                                                                   ------
          BEVERAGES - NONALCOHOLIC (1.0%)
  15,500  Coca-Cola Co.                                             1,037
                                                                   ------
          CHEMICALS (1.0%)
  50,000  Millennium Chemicals, Inc.                                  994
                                                                   ------
          CHEMICALS - DIVERSIFIED (2.1%)
  37,000  B.F. Goodrich Co.                                         1,327
  13,000  FMC Corp.                                                   728
                                                                   ------
                                                                    2,055
                                                                   ------
          COMMUNICATION EQUIPMENT (1.8%)
  16,836  Lucent Technologies, Inc.                                 1,852
                                                                   ------
          COMPUTER - HARDWARE (1.7%)
   9,200  IBM Corp.                                                 1,700
                                                                   ------
          COMPUTER - NETWORKING (1.8%)
  19,500  Cisco Systems, Inc.*                                      1,810
                                                                   ------
          COMPUTER SOFTWARE & SERVICE (2.9%)
  16,500  Microsoft Corp.*                                          2,288
  14,200  Oracle Corp.*                                               613
                                                                   ------
                                                                    2,901
                                                                   ------
          CONSUMER JEWELRY AND NOVELTIES-
          MISCELLANEOUS (1.3%)
  32,100  American Greetings Corp. "A"                              1,318
                                                                   ------
          CONTAINERS - METALS & GLASS (1.9%)
  15,400  APTARGroup,  Inc.                                           432
  31,500  Ball Corp.                                                1,441
                                                                   ------
                                                                    1,873
                                                                   ------
          DRUGS (5.9%)
  13,500  Merck & Co., Inc.                                         1,994
  11,500  Pfizer, Inc.                                              1,443
  44,000  Pharmacia & Upjohn, Inc.                                  2,491
                                                                   ------
                                                                    5,928
                                                                   ------
          ELECTRIC UTILITIES (2.6%)
  40,000  Houston Industries, Inc.                                  1,285
  43,000  PG & E Corp.                                              1,354
                                                                   ------
                                                                    2,639
                                                                   ------
          ELECTRICAL EQUIPMENT (2.9%)
  16,500  General Electric Co.                                      1,684
  25,000  Rockwell International Corp.                              1,214
                                                                   ------
                                                                    2,898
                                                                   ------
          ELECTRONICS - SEMICONDUCTORS (2.0%)
  16,500  Intel Corp.                                               1,956
                                                                   ------
          ENGINEERING & CONSTRUCTION (0.9%)
  20,700  Fluor Corp.                                                 881
                                                                   ------
          ENTERTAINMENT (0.6%)
  20,000  Walt Disney Co.                                             600
                                                                   ------
          EQUIPMENT - SEMICONDUCTORS (1.7%)
  39,000  Applied Materials, Inc.*                                  1,665
                                                                   ------
          FINANCE - CONSUMER (1.5%)
  35,966  Associates First Capital Corp."A"                         1,524
                                                                   ------
          FINANCE - DIVERSIFIED (2.8%)
  28,000  Morgan Stanley, Dean Witter, Discover & Co.               1,988
  17,000  PMI Group, Inc.                                             839
                                                                   ------
                                                                    2,827
                                                                   ------
          FOODS (1.6%)
  28,000  Bestfoods                                                 1,491
   2,500  Corn Products International, Inc.                            76
                                                                   ------
                                                                    1,567
                                                                   ------
          HEALTHCARE - DIVERSIFIED (4.9%)
  38,500  American Home Products Corp.                              2,168
  11,500  Bristol-Myers Squibb Co.                                  1,539
  14,000  Johnson & Johnson, Inc.                                   1,174
                                                                   ------
                                                                    4,881
                                                                   ------
          HEALTHCARE - HMOs (1.2%)
  17,000  Pacificare Health Systems, Inc. "A"*                      1,237
                                                                   ------
          HEAVY DUTY TRUCKS & PARTS (0.8%)
  25,500  Aeroquip-Vickers, Inc.                                      763
                                                                   ------

B-44 ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE GROWTH AND INCOME FUND

   PORTFOLIO OF INVESTMENTS (Continued)                  December 31, 1998

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

          HOMEBUILDING (0.6%)
  39,500  Walter Industries, Inc.*                                  $    605
                                                                    --------
          HOUSEHOLD PRODUCTS (3.0%)
  37,000  Kimberly-Clark Corp.                                         2,017
  11,000  Procter & Gamble Co.                                         1,004
                                                                    --------
                                                                       3,021
                                                                    --------
          INSURANCE - LIFE/HEALTH (1.3%)
  17,000  Aetna, Inc.                                                  1,337
                                                                    --------
          INSURANCE - MULTI-LINE COMPANIES (1.6%)
  17,100  American International Group, Inc.                           1,652
                                                                    --------
          INSURANCE - PROPERTY/CASUALTY (0.9%)
  23,000  Everest Reinsurance Holdings, Inc.                             896
                                                                    --------
          LEISURE TIME (1.5%)
  61,000  Brunswick Corp.                                              1,510
                                                                    --------
          MACHINERY - DIVERSIFIED (1.3%)
  25,000  Deere & Co.                                                    828
  30,159  Flowserve Corp.                                                500
                                                                    --------
                                                                       1,328
                                                                    --------

          MANUFACTURING - DIVERSIFIED INDUSTRIES (1.4%)
  25,500  Hillenbrand Industries, Inc.                                 1,450
                                                                    --------
          MANUFACTURING - SPECIALIZED (1.5%)
  33,000  Avery Dennison Corp.                                         1,487
                                                                    --------
          MEDICAL PRODUCTS & SUPPLIES (2.0%)
  33,000  Bausch & Lomb, Inc.                                          1,980
                                                                    --------
          OIL - DOMESTIC INTEGRATED (1.0%)
  61,000  Occidental Petroleum Corp.                                   1,029
                                                                    --------
          OIL - INTERNATIONAL INTEGRATED (2.3%)
  20,000  Royal Dutch Petroleum Co.                                      957
  26,000  Texaco, Inc.                                                 1,375
                                                                    --------
                                                                       2,332
                                                                    --------
          OIL & GAS - DRILLING/EQUIPMENT (1.1%)
  42,000  Helmerich & Payne, Inc.                                        814
   6,000  Schlumberger Ltd.                                              277
                                                                    --------
                                                                       1,091
                                                                    --------
          OIL & GAS - EXPLORATION & PRODUCTION (1.0%)
  39,000  Apache Corp.                                                   987
                                                                    --------
          PAPER & FOREST PRODUCTS (1.5%)
   9,100  Unisource Worldwide, Inc.                                       66
  28,000  Weyerhaeuser Co.                                             1,423
                                                                    --------
                                                                       1,489
                                                                    --------
          PHOTOGRAPHY - IMAGING (1.5%)
  13,000  Xerox Corp.                                                  1,534
                                                                    --------
          RAILROADS/SHIPPING (1.7%)
  53,000  Norfolk Southern Corp.                                       1,679
                                                                    --------
          RETAIL - DEPARTMENT STORES (1.2%)
  25,000  J.C. Penney Company, Inc.                                    1,172
                                                                    --------
          RETAIL - GENERAL MERCHANDISING (3.2%)
  44,000  Sears, Roebuck & Co.                                         1,870
  17,000  Wal-Mart Stores, Inc.                                        1,384
                                                                    --------
                                                                       3,254
                                                                    --------
          SERVICES - DATA PROCESSING (1.0%)
  30,000  First Data Corp.                                               951
                                                                    --------
          TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
  10,000  Sprint PCS*                                                    231
                                                                    --------
          TELECOMMUNICATIONS - LONG DISTANCE (2.5%)
  10,500  AT&T Corp.                                                     790
  20,000  Sprint Corp.                                                 1,683
                                                                    --------
                                                                       2,473
                                                                    --------
          TELEPHONES (3.6%)
  38,000  Bell Atlantic Corp.                                          2,014
  24,000  GTE Corp.                                                    1,560
                                                                    --------
                                                                       3,574
                                                                    --------
          TOBACCO (1.2%)
  23,000  Philip Morris Companies, Inc.                                1,231
                                                                    --------
          Total common stocks (cost: $73,974)                         96,251
                                                                    ========

 Principal
  Amount
  (000)
----------
                               SHORT-TERM (3.9%)
          U.S. GOVERNMENT & AGENCY ISSUE
$  3,950  Federal Home Loan Mortgage Corp., 4.50%,
           1/04/1999  (cost: $3,949)                                   3,949
                                                                    --------
          Total investments (cost: $77,923)                         $100,200
                                                                    ========

See accompanying Notes to Portfolios of Investments on page B-60.

                                                    1998   ANNUAL REPORT   B-45

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund

   PORTFOLIO OF INVESTMENTS                                 December 31, 1998

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

                          FOREIGN SECURITIES (60.8%)

                            FOREIGN STOCKS (60.5%)

           ARGENTINA (0.1%)
    2,202  IRSA Inversiones y Representaciones S.A. GDR              $   61
                                                                     ------
           AUSTRALIA (0.6%)
   16,500  Cable & Wireless Optus Ltd.*                                  35
   18,700  CSL Ltd.                                                     160
    9,900  Smith (Howard) Ltd.                                           65
                                                                     ------
                                                                        260
                                                                     ------
           AUSTRIA (1.4%)
    3,600  Boehler Uddeholm AG                                          168
    5,450  VA Flughafen Wien AG                                         267
    1,850  VA Technologie AG                                            160
                                                                     ------
                                                                        595
                                                                     ------
           BRAZIL (0.6%)
    2,600  Companhia Brasileira de Distribuicao Grupo Pao de Acucar
            ADR                                                          40
2,435,302  Companhia Energetica de Minas Gerais (Cemig) (Preferred)      46
    5,800  Panamerican Beverages, Inc."A"                               127
  400,000  Petroleo Brasileiro S.A. (Preferred)                          45
                                                                     ------
                                                                        258
                                                                     ------
           CANADA (3.6%)
   23,800  Anderson Exploration Ltd.*                                   216
    6,400  Canadian National Railway Co.                                332
   17,300  Canadian Occidental Petroleum Ltd.                           181
   16,700  National Bank of Canada                                      271
    3,100  Northern Telecom Ltd.                                        155
    8,200  OSF, Inc.*                                                    60
    9,900  Suncor, Inc.                                                 296
                                                                     ------
                                                                      1,511
                                                                     ------
           CHILE (0.1%)
    1,300  Sociedad Quimica y Minera de Chile S.A. ADR                   44
                                                                     ------
           CHINA (0.1%)
   24,000  New World Infrastructure Ltd.*                                35
                                                                     ------
           DENMARK (3.5%)
    2,800  Carli Gry International A/S                                  169
    2,700  ISS International Service System A/S "B"                     176
   11,300  SAS Danmark A/S                                              128
    1,300  Tele Danmark A/S "B"                                         176
    6,400  Tele Danmark A/S ADR                                         434
    4,100  Unidanmark A/S                                               370
                                                                     ------
                                                                      1,453
                                                                     ------
           EGYPT (0.1%)
    3,500  Suez Cement Co. S.A.E. GDR                                    50
                                                                     ------

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           FINLAND (3.6%)
   68,000  Merita plc "A"                                            $  429
    6,900  Nokia Corp. ADR                                              831
    9,160  Raisio Group plc                                             101
    9,400  Rauma OYJ                                                    136
                                                                     ------
                                                                      1,497
                                                                     ------
           FRANCE (5.5%)
      900  Accor S.A.                                                   195
    3,978  CNP Assurances*                                              121
    5,600  Coflexip ADR                                                 180
    7,600  Elf Aquitaine ADR                                            430
    2,300  Eramet Group                                                  69
      475  Essilor International                                        187
    1,540  ISIS S.A.                                                    110
    2,400  Louis Dreyfus Citrus                                          60
    4,100  Renault S.A.                                                 184
    3,100  Rhone Poulenc S.A.                                           160
    3,914  SEITA                                                        245
    2,000  Simco S.A.                                                   181
    2,500  Valeo S.A.                                                   197
                                                                     ------
                                                                      2,319
                                                                     ------
           GERMANY (3.2%)
    7,100  Continental AG                                               196
    8,000  Hoechst AG                                                   332
    3,300  Merck KGaA                                                   148
      341  SAP AG                                                       147
      324  SAP AG (Preferred)                                           155
    6,400  Veba AG                                                      383
                                                                     ------
                                                                      1,361
                                                                     ------
           GREECE (0.5%)
    5,500  Hellenic Telecommunications Organization S.A. (OTE)*         146
    1,480  National Bank of Greece S.A. GDR*                             65
                                                                     ------
                                                                        211
                                                                     ------
           HONG KONG (0.3%)
    3,200  Asia Satellite Telecommunications Holdings Ltd. ADR           56
   11,000  Hutchison Whampoa Ltd.                                        78
                                                                     ------
                                                                        134
                                                                     ------
           HUNGARY (0.6%)
    3,100  Magyar Tavkozlesi RT. (MATAV) ADR                             92
    6,000  Mol Magyar Olaj-Es Gazipari GDR                              166
                                                                     ------
                                                                        258
                                                                     ------
           INDIA (0.4%)
    4,000  Hindalco Industries Ltd. GDR                                  46
    4,900  Larsen & Toubro Ltd. GDR                                      39
    6,000  Videsh Sanchar Nigam Ltd. GDR                                 74
                                                                     ------
                                                                        159
                                                                     ------

B-46 ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life World Growth Fund

   PORTFOLIO OF INVESTMENTS (Continued)                  December 31, 1998

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------
           ISRAEL (0.1%)
    2,700  Blue Square - Israel Ltd. ADR                            $   28
                                                                    ------
           ITALY (3.3%)
    4,000  ENI S.p.A. ADR                                              271
   39,000  Erg S.p.A.                                                  135
    4,400  Gucci Group N.V.                                            214
   45,000  Italgas S.p.A.                                              243
   86,700  Telecom Italia S.p.A.                                       545
                                                                    ------
                                                                     1,408
                                                                    ------
           JAPAN (5.6%)
    9,000  Bridgestone Corp.                                           204
    7,000  Daibiru Corp.                                                45
    2,000  Honda Motor Co. Ltd.                                         66
    3,000  Ito-Yokado Co. Ltd.                                         210
    8,000  Laox Co. Ltd.                                                59
    6,000  Namco                                                       120
        5  Nippon Telegraph & Telephone Corp. (NTT)                     39
       68  NTT Data Corp.                                              337
        2  NTT Mobile Communication Network, Inc.*                      82
   12,000  Sankyo Co. Ltd.                                             262
   11,000  Sanwa Bank Ltd.                                              85
   28,000  Sharp Corp.                                                 252
    2,400  Sony Corp.                                                  175
   31,000  Toko, Inc.                                                  107
   53,000  Toshiba Corp.                                               315
                                                                    ------
                                                                     2,358
                                                                    ------
           MALAYSIA (0.1%)
   37,200  Genting Bhd/b/                                               56
                                                                    ------
           MEXICO (0.3%)
    4,391  Desc, Sociedad de Fomento Industrial,
            S.A. de C.V. ADR                                            84
    9,000  Tubos de Acero de Mexico, S.A. ADR                           58
                                                                    ------
                                                                       142
                                                                    ------
           NETHERLANDS (6.0%)
   10,000  Akzo Nobel N.V.                                             455
    5,300  Benckiser N.V. "B"                                          347
    2,100  EVC International N.V.                                       17
    5,900  ING Group N.V.                                              359
    8,300  Koninklijke KPN N.V.                                        415
    7,600  Koninklijke Pakhoed N.V. (Certificates)                     192
    5,600  Oce-van der Grinten N.V.                                    201
    3,800  Philips Electronics N.V.                                    257
    3,750  Simac Techniek N.V.                                          95
    4,500  VNU N.V.                                                    170
                                                                    ------
                                                                     2,508
                                                                    ------

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           NORWAY (1.4%)
   70,800  Christiania Bank og Kreditkasse                          $  246
    8,500  Schibsted ASA                                               107
   22,000  Storebrand ASA*                                             167
   21,200  Tandberg Data ASA*                                           74
                                                                    ------
                                                                       594
                                                                    ------
           PHILIPPINES (0.2%)
  390,000  SM Prime Holdings, Inc.                                      74
                                                                    ------
           POLAND (0.4%)
   11,539  Elektrim S.A.                                               125
   12,071  Polifarb Cieszyn-Wroclaw S.A.                                29
                                                                    ------
                                                                       154
                                                                    ------
           PORTUGAL (1.6%)
    6,336  Banco Pinto & Sotto Mayor S.A.                              120
    1,700  Brisa-Auto Estradas de Portugal S.A.                        100
    5,988  Cimentos de Portugal S.A.                                   191
    5,700  Portugal Telecom S.A. ADR                                   255
                                                                    ------
                                                                       666
                                                                    ------
           RUSSIA (0.1%)
    2,500  LUKoil ADR                                                   40
                                                                    ------
           SINGAPORE (0.2%)
   22,000  Overseas Union Bank Ltd.                                     96
                                                                    ------
           SOUTH AFRICA (0.2%)
   52,600  Sanlam Ltd.*                                                 52
    2,100  South African Breweries Ltd.                                 36
                                                                    ------
                                                                        88
                                                                    ------
           SPAIN (2.0%)
   11,976  Argentaria, Caja Postal y
            Banco Hipotecario de Espana, S.A.                          310
    5,000  Corporacion Mapfre                                          136
    2,958  Telefonica de Espana S.A. ADR                               400
                                                                    ------
                                                                       846
                                                                    ------
           SWEDEN (2.2%)
   13,000  Autoliv, Inc. SDR                                           466
   72,300  Swedish Match AB                                            262
    8,600  Volvo AB                                                    197
                                                                    ------
                                                                       925
                                                                    ------
           SWITZERLAND (3.2%)
      288  Novartis AG                                                 566
      800  Selecta Group AG                                            221
      313  Sulzer AG P.C.                                              191
      660  Swisscom AG*                                                276
      350  Tag Heuer International S.A.                                 24
   12,300  Tag Heuer International S.A. ADR                             88
                                                                    ------
                                                                     1,366
                                                                    ------

                                                         1998 ANNUAL REPORT B-47

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life World Growth Fund

   PORTFOLIO OF INVESTMENTS (Continued)                  December 31, 1998

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           TAIWAN (0.2%)
    5,637  China Steel Corp. GDR                                    $    69
                                                                    -------
           TURKEY (0.1%)
2,331,080  Yapi Ve Kredi Bankasi A.S.                                    27
                                                                    -------
           UNITED KINGDOM (9.1%)
   14,700  Bank of Scotland                                             176
   86,000  Billiton plc                                                 171
   10,300  British Telecommunications plc                               156
   11,600  Cable & Wireless plc                                         142
   13,000  Cadbury Schweppes plc                                        222
  118,000  Cookson Group plc                                            257
   63,200  Corporate Services Group plc                                 160
    2,500  Doncasters plc ADR*                                           41
   16,800  EMI Group plc                                                113
    2,900  Glaxo Wellcome plc ADR                                       202
   20,700  Laporte plc                                                  161
   54,000  LucasVarity plc                                              180
   81,200  Medeva plc                                                   144
   18,000  National Westminster Bank plc                                348
   20,240  Reuters Group plc                                            214
   52,700  Safeway plc                                                  264
   68,600  Tomkins plc                                                  326
   56,064  WPP Group plc                                                340
    4,400  Zeneca Group plc                                             192
                                                                    -------
                                                                      3,809
                                                                    -------
           Total foreign stocks (cost: $20,724)                      25,460
                                                                    -------
Principal
 Amount
  (000)
---------

                             FOREIGN BONDS (0.3%)

           JAPAN (0.3%)
$     120  MBL International Finance (Bermuda) Trust,
            Convertible Notes, 3.00%, 11/30/2002 (cost: $123)           116
                                                                    -------
           Total foreign securities (cost: $20,847)                  25,576
                                                                    -------

  Number
of Shares
---------

                            DOMESTIC STOCKS (35.6%)

           ALUMINUM (0.4%)
    2,400  Aluminum Co. of America                                      179
                                                                    -------
           BANKS - MAJOR REGIONAL (0.9%)
    4,000  Fleet Financial Group, Inc.                                  179
    3,000  Mellon Bank Corp.                                            206
                                                                    -------
                                                                        385
                                                                    =======

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           BANKS - MONEY CENTER (0.4%)
    3,000  First Union Corp.                                        $   183
                                                                    -------

           BEVERAGES - NONALCOHOLIC (0.9%)
    9,000  PepsiCo, Inc.                                                369
                                                                    -------
           BIOTECHNOLOGY (0.5%)
    2,000  Amgen, Inc.*                                                 209
                                                                    -------
           BROADCASTING - RADIO & TV (1.0%)
    8,000  Clear Channel Communications, Inc.*                          436
                                                                    -------
           CHEMICALS (0.7%)
    6,000  Monsanto Co.                                                 285
                                                                    -------
           COMMUNICATION EQUIPMENT (0.9%)
    3,596  Lucent Technologies, Inc.                                    396
                                                                    -------
           COMPUTER - HARDWARE (1.2%)
    2,000  Dell Computer Corp.*                                         146
    5,000  Hewlett-Packard Co.                                          342
                                                                    -------
                                                                        488
                                                                    -------
           COMPUTER - NETWORKING (1.1%)
    5,000  Cisco Systems, Inc.*                                         464
                                                                    -------
           COMPUTER SOFTWARE & SERVICE (2.7%)
    4,400  Microsoft Corp.*                                             610
    8,000  Network Associates, Inc.*                                    530
                                                                    -------
                                                                      1,140
                                                                    -------
           DRUGS (1.7%)
    3,000  Pfizer, Inc.                                                 376
    6,000  Schering-Plough Corp.                                        332
                                                                    -------
                                                                        708
                                                                    -------
           ELECTRICAL EQUIPMENT (1.0%)
    4,000  General Electric Co.                                         408
                                                                    -------
           ELECTRONICS - SEMICONDUCTORS (3.0%)
   13,200  Analog Devices, Inc.*                                        414
    3,500  Intel Corp.                                                  415
    5,000  Texas Instruments, Inc.                                      428
                                                                    -------
                                                                      1,257
                                                                    -------
           ENTERTAINMENT (0.7%)
   10,000  Walt Disney Co.                                              300
                                                                    -------
           EQUIPMENT - SEMICONDUCTORS (1.5%)
   10,000  Applied Materials, Inc.*                                     427
    2,000  KLA-Tencor Corp.*                                             87
    3,000  Teradyne, Inc.*                                              127
                                                                    -------
                                                                        641
                                                                    -------
           FINANCE - DIVERSIFIED (1.2%)
    2,000  Fannie Mae                                                   148
    5,000  Morgan Stanley, Dean Witter, Discover & Co.                  355
                                                                    -------
                                                                        503
                                                                    -------

B-48 ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life World Growth Fund

   PORTFOLIO OF INVESTMENTS (Continued)                  December 31, 1998

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           FOODS (1.2%)
    4,000  Hershey Foods Corp.                                      $   249
    7,000  Keebler Foods Co.*                                           263
                                                                    -------
                                                                        512
                                                                    -------
           HEALTHCARE - DIVERSIFIED (1.6%)
    2,400  Bristol-Myers Squibb Co.                                     321
    4,000  Johnson & Johnson, Inc.                                      336
                                                                    -------
                                                                        657
                                                                    -------
           HEALTHCARE - SPECIALIZED SERVICES (0.1%)
    1,000  ALZA Corp.*                                                   52
                                                                    -------
           HOUSEHOLD PRODUCTS (1.0%)
    4,400  Procter & Gamble Co.                                         402
                                                                    -------
           HOUSEWARES (0.8%)
    8,000  Newell Co.                                                   330
                                                                    -------
           INSURANCE - MULTI-LINE COMPANIES (0.8%)
    3,375  American International Group, Inc.                           326
                                                                    -------
           INTERNET SERVICES (1.6%)
    4,000  America Online, Inc.*                                        640
      400  Ticketmaster Online-CitySearch, Inc. "B"*                     22
                                                                    -------
                                                                        662
                                                                    -------
           LEISURE TIME (0.5%)
    9,000  Mattel, Inc.                                                 205
                                                                    -------
           MANUFACTURING - SPECIALIZED (0.6%)
    5,400  Avery Dennison Corp.                                         243
                                                                    -------
           MEDICAL PRODUCTS & SUPPLIES (0.9%)
    5,000  Medtronic, Inc.                                              371
                                                                    -------
           OIL & GAS - DRILLING/EQUIPMENT (0.3%)
    5,000  Halliburton Co.                                              148
                                                                    -------
           PERSONAL CARE (1.1%)
   10,000  Avon Products, Inc.                                          443
    2,000  Helen of Troy Ltd.*                                           29
                                                                    -------
                                                                        472
                                                                    -------
           RETAIL - DRUGS (1.1%)
    7,000  CVS Corp.                                                    385
    2,000  Duane Reade, Inc.*                                            77
                                                                    -------
                                                                        462
                                                                    -------
           RETAIL - GENERAL MERCHANDISING (1.0%)
    8,000  Dayton Hudson Corp.                                          434
                                                                    -------
           RETAIL - SPECIALTY APPAREL (1.0%)
    7,500  Gap, Inc.                                                    422
                                                                    -------
           SERVICES - COMMERCIAL & CONSUMER (0.2%)
    4,000  Applied Graphics Technologies, Inc.*                          66
                                                                    -------
           SERVICES - DATA PROCESSING (0.4%)
    5,000  First Data Corp.                                             158
                                                                    -------

                                                                    Market
 Number                                                             Value
of Shares                          Security                         (000)
---------                          --------                         ------

           TELECOMMUNICATIONS - LONG DISTANCE (1.6%)
    5,000  MCI Worldcom, Inc.*                                      $   359
    4,000  Sprint Corp.                                                 336
                                                                    -------
                                                                        695
                                                                    -------

           Total domestic stocks (cost: $9,137)                      14,968
                                                                    -------


 Principal
  Amount
  (000)
----------

                               SHORT-TERM (3.6%)

           U.S. GOVERNMENT & AGENCY ISSUE
$   1,540  Federal Home Loan Mortgage Corp., 4.50%,
            1/04/1999 (cost: $1,540)                                  1,540
                                                                    -------
           Total investments (cost: $31,524)                        $42,084
                                                                    =======



                                                         1998 ANNUAL REPORT B-49

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life World Growth Fund

   PORTFOLIO OF INVESTMENTS (Continued)                  December 31, 1998

                         PORTFOLIO SUMMARY BY INDUSTRY

     Telephones                                                 7.0%
     Banks - Major Regional                                     6.3
     Drugs                                                      6.0
     Computer Software & Service                                4.7
     Electronics - Semiconductors                               4.0
     Auto Parts                                                 3.7
     U.S. Government & Agency Issue                             3.6
     Communication Equipment                                    3.3
     Insurance - Multi-Line Companies                           2.8
     Oil - International Integrated                             2.3
     Telecommunications - Long Distance                         2.2
     Beverages - Nonalcoholic                                   1.8
     Household Products                                         1.8
     Electrical Equipment                                       1.6
     Healthcare - Diversified                                   1.6
     Internet Services                                          1.6
     Chemicals                                                  1.5
     Chemicals - Specialty                                      1.5
     Equipment - Semiconductors                                 1.5
     Foods                                                      1.5
     Banks - Money Center                                       1.4
     Retail - Specialty Apparel                                 1.4
     Medical Products & Supplies                                1.3
     Retail - Specialty                                         1.3
     Computer - Hardware                                        1.2
     Finance - Diversified                                      1.2
     Manufacturing - Diversified Industries                     1.2
     Manufacturing - Specialized                                1.2
     Railroads/Shipping                                         1.2
     Tobacco                                                    1.2
     Automobiles                                                1.1
     Computer - Networking                                      1.1
     Personal Care                                              1.1
     Retail - Drugs                                             1.1
     Broadcasting - Radio & TV                                  1.0
     Electrical Utilities                                       1.0
     Entertainment                                              1.0
     Oil & Gas - Drilling/Equipment                             1.0
     Retail - General Merchandising                             1.0
     Services - Commercial & Consumer                           1.0
     Other                                                     16.7
                                                              -----
     Total                                                    100.0%
                                                              =====

  See accompanying Notes to Portfolios of Investments on page B-60.

B-50 ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

      PORTFOLIO OF INVESTMENTS                       December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
                          BASIC VALUE STOCKS (54.7%)
           AEROSPACE/DEFENSE (0.7%)
   12,840  Boeing Co.                                                   $    419
                                                                        --------
           ALUMINUM (0.7%)
    6,000  Aluminum Co. of America                                           447
                                                                        --------

           AUTOMOBILES (1.7%)
   17,000  Ford Motor Co.                                                    998
                                                                        --------
           AUTO PARTS (1.8%)
   50,000  Meritor Automotive, Inc.                                        1,059
                                                                        --------
           BANKS - MAJOR REGIONAL (4.4%)
   16,000  Fleet Financial Group, Inc.                                       715
   16,000  PNC Bank Corp.                                                    866
   30,000  SouthTrust Corp.                                                1,108
                                                                        --------
                                                                           2,689
                                                                        --------
           BANKS - MONEY CENTER (1.9%)
    2,500  Bankers Trust Corp.                                               213
   14,000  Chase Manhattan Corp.                                             953
                                                                        --------
                                                                           1,166
                                                                        --------
           BEVERAGES - NONALCOHOLIC (0.4%)
    4,000  Coca-Cola Co.                                                     268
                                                                        --------
           CHEMICALS (1.1%)
   20,000  Millennium Chemicals, Inc.                                        397
    6,000  Monsanto Co.                                                      285
                                                                        --------
                                                                             682
                                                                        --------
           CHEMICALS - DIVERSIFIED (1.4%)
   24,000  B.F. Goodrich Co.                                                 861
                                                                        --------
           COMPUTER SOFTWARE & SERVICE (0.8%)
    1,500  Microsoft Corp.*                                                  208
    5,600  Oracle Corp.*                                                     242
                                                                        --------
                                                                             450
                                                                        --------
           DRUGS (2.5%)
   27,000  Pharmacia & Upjohn, Inc.                                        1,529
                                                                        --------
           ELECTRICAL EQUIPMENT (0.8%)
   10,000  Rockwell International Corp.                                      486
                                                                        --------
           ELECTRONICS - SEMICONDUCTORS (1.8%)
    9,000  Intel Corp.                                                     1,067
                                                                        --------
           ENTERTAINMENT (0.5%)
   10,000  Walt Disney Co.                                                   300
                                                                        --------
           EQUIPMENT - SEMICONDUCTORS (1.8%)
   26,000  Applied Materials, Inc.*                                        1,110
                                                                        --------
           FINANCE - CONSUMER (0.9%)
   13,406  Associates First Capital Corp."A"                                 568
                                                                        --------
           FINANCE - DIVERSIFIED (1.0%)
   12,000  PMI Group, Inc.                                                   592
                                                                        --------

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           FOODS (0.8%)
   15,000  Ralston Purina Group                                         $    486
                                                                        --------
           HEALTHCARE - DIVERSIFIED (4.6%)
   25,000  American Home Products Corp.                                    1,408
   10,500  Bristol-Myers Squibb Co.                                        1,405
                                                                        --------
                                                                           2,813
                                                                        --------
           HOUSEHOLD PRODUCTS (2.0%)
   15,000  Kimberly-Clark Corp.                                              818
    4,000  Procter & Gamble Co.                                              365
                                                                        --------
                                                                           1,183
                                                                        --------
           INSURANCE - LIFE/HEALTH (0.3%)
    2,500  Aetna, Inc.                                                       197
                                                                        --------
           INSURANCE - PROPERTY/CASUALTY (0.8%)
   13,000  Allstate Corp.                                                    502
                                                                        --------
           MACHINERY - DIVERSIFIED (1.7%)
   14,000  Caterpillar, Inc.                                                 644
   11,000  Deere & Co.                                                       364
                                                                        --------
                                                                           1,008
                                                                        --------
           MANUFACTURING - SPECIALIZED (0.5%)
    7,000  Avery Dennison Corp.                                              315
                                                                        --------
           MEDICAL PRODUCTS & SUPPLIES (1.6%)
   16,000  Bausch & Lomb, Inc.                                               960
                                                                        --------
           NATURAL GAS UTILITIES (1.0%)
   14,000  NICOR, Inc.                                                       592
                                                                        --------
           OIL - DOMESTIC INTEGRATED (2.3%)
    8,000  Atlantic Richfield Co.                                            522
   26,000  Occidental Petroleum Corp.                                        439
   15,000  Unocal Corp.                                                      438
                                                                        --------
                                                                           1,399
                                                                        --------
           OIL - INTERNATIONAL INTEGRATED (3.4%)
    7,000  Chevron Corp.                                                     581
    8,000  Mobil Corp.                                                       697
   15,000  Texaco, Inc.                                                      793
                                                                        --------
                                                                           2,071
                                                                        --------
           PAPER & FOREST PRODUCTS (0.1%)
    4,300  Unisource Worldwide, Inc.                                          31
                                                                        --------
           RAILROADS/SHIPPING (1.5%)
   28,000  Norfolk Southern Corp.                                            887
                                                                        --------
           RETAIL - DEPARTMENT STORES (1.7%)
   13,000  J.C. Penney Company, Inc.                                         609
    7,000  May Department Stores Co.                                         423
                                                                        --------
                                                                           1,032
                                                                        --------
           RETAIL - GENERAL MERCHANDISING (1.1%)
   16,000  Sears, Roebuck & Co.                                              680
                                                                        --------

                                                       1998  ANNUAL REPORT  B-51

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND

      PORTFOLIO OF INVESTMENTS (Continued)           December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           SERVICES - DATA PROCESSING (0.4%)
    7,400  First Data Corp.                                             $    234
                                                                        --------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
    5,500  Sprint PCS*                                                       127
                                                                        --------
           TELECOMMUNICATIONS - LONG DISTANCE (1.5%)
   11,000  Sprint Corp.                                                      925
                                                                        --------
           TELEPHONES (4.6%)
   18,576  Bell Atlantic Corp.                                               985
   15,000  GTE Corp.                                                         975
   15,000  SBC Communications Corp.                                          804
                                                                        --------
                                                                           2,764
                                                                        --------
           TOBACCO (0.4%)
    4,500  Philip Morris Cos., Inc.                                          241
                                                                        --------
           Total basic value stocks (cost: $23,500)                       33,138
                                                                        --------



Principal
 Amount
  (000)
---------
                    U.S. GOVERNMENT & AGENCY ISSUES (5.8%)
$   1,000  Federal Home Loan Bank,
               5.43%, 9/24/2008                                            1,005
      885  Federal Home Loan Mortgage Corp.,
               Series 1998-7 H, 9.00%, 3/18/2025                             931
      777  Federal National Mortgage Assn.,
               Series 1997-72 CA, 9.50%, 9/18/2023                           798
      779  Federal National Mortgage Assn.,
               Series 1997-79U, 9.00%, 11/18/2024                            806
                                                                        --------
           Total U.S. government & agency issues (cost: $3,649)            3,540
                                                                        --------


                         CORPORATE OBLIGATIONS (27.0%)
           ASSET BACKED SECURITIES (5.0%)
    1,000  Firstplus Home Loan Owner Trust, Series
               1997-3, Class A-6, 7.08%, 7/10/2017                         1,030
    1,000  Firstplus Home Loan Owner Trust, Series
               1997-4, Class A-5, 6.62%, 9/10/2015                         1,010
    1,000  Firstplus Home Loan Owner Trust, Series
               1998-1, Class A-5, 6.25%, 11/10/2016                        1,007
                                                                        --------
                                                                           3,047
                                                                        --------

Principal                                                                Market
 Amount                                                                  Value
  (000)                        Security                                  (000)
---------                      --------                                 -------
           BANKS - MAJOR REGIONAL (3.4%)
$   1,000  Corporacion Andina de Fomento,
               Bonds, 6.75%, 3/15/2005                                  $    967
    1,000  HUBCO, Inc., Subordinated Debentures,
               8.20%, 9/15/2006                                            1,088
                                                                        --------
                                                                           2,055
                                                                        --------
           BROADCASTING - RADIO & TV (1.8%)
    1,000  Tele-Communications, Inc., Senior Notes,
               8.25%, 1/15/2003                                            1,098
                                                                        --------
           INVESTMENT BANKS/BROKERAGE (1.7%)
    1,000  Merrill Lynch & Co., Inc.,
               Notes, 6.50%, 7/15/2018                                     1,002
                                                                        --------
           MANUFACTURING - SPECIALIZED (1.8%)
    1,000  Giddings and Lewis, Inc., Notes,
               7.50%, 10/01/2005                                           1,090
                                                                        --------
           REAL ESTATE INVESTMENT TRUSTS (9.8%)
    1,000  Equity Operating LP, Notes,
               6.38%, 2/15/2012                                              998
    1,000  Glenborough Properties LP, Senior
               Notes, 7.63%, 3/15/2005/a/                                    960
    1,000  HRPT Property Trust, Senior Notes,
               6.70%, 2/23/2005                                              935
    1,000  Merry Land and Investment Co.,
               Notes, 7.25%, 6/15/2005                                     1,007
    1,000  Nationwide Health Properties, Inc.,
               MTN, 8.61%, 3/01/2002                                       1,040
    1,000  Washington Real Estate Investment Trust,
               Senior Notes, 7.25%, 8/13/2006                              1,009
                                                                        --------
                                                                           5,949
                                                                        --------
           RETAIL - FOOD (1.7%)
    1,000  Great Atlantic & Pacific Tea, Inc.,
               Senior Notes, 7.70%, 1/15/2004                              1,014
                                                                        --------
           RETAIL - GENERAL MERCHANDISING (1.8%)
    1,000  Kmart Corp., Notes, 8.13%, 12/01/2006                           1,073
                                                                        --------
           Total corporate obligations (cost: $15,967)                    16,328
                                                                        --------
                              SHORT-TERM (11.3%)
           COMMERCIAL PAPER
    1,493  A T & T Capital Corp., 5.40%, 1/05/1999                         1,492
      996  A T & T Capital Corp., 6.70%, 1/05/1999                           995
    2,000  Countrywide Home Loans Inc., 6.75%, 1/04/1999                   1,999
    2,359  PHH Corp., 6.00%, 1/04/1999                                     2,358
                                                                        --------
           Total short-term (cost: $6,844)                                 6,844
                                                                        --------
           Total investments (cost: $49,960)                             $59,850
                                                                        ========

See accompanying Notes to Portfolios of Investments on page B-60.

B-52  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund

      PORTFOLIO OF INVESTMENTS                       December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
                             COMMON STOCKS (91.9%)
           AEROSPACE/DEFENSE (2.1%)
   10,000  AAR Corp.                                                    $    239
    5,000  Aviation Sales Co.*                                               203
    3,000  TriStar Aerospace Co.*                                             21
    5,000  Triumph Group, Inc.*                                              160
                                                                        --------
                                                                             623
                                                                        --------
           AIRLINES (0.9%)
    7,000  Atlantic Coast Airlines, Inc.*                                    175
    3,000  Midwest Express Holdings, Inc.*                                    79
                                                                        --------
                                                                             254
                                                                        --------
           BANKS - MAJOR REGIONAL (1.7%)
    5,000  Bank United Corp. "A"                                             196
    7,000  Columbia Banking Systems, Inc.*                                   130
    6,800  Hamilton Bancorp, Inc.*                                           181
                                                                        --------
                                                                             507
                                                                        --------
           BEVERAGES - ALCOHOLIC (1.5%)
    7,000  Beringer Wine Estates Holdings, Inc. "B"*                         313
    4,000  Golden State Vintners, Inc.*                                       43
    2,000  Robert Mondavi Corp. "A"*                                          82
                                                                        --------
                                                                             438
                                                                        --------
           BIOTECHNOLOGY (7.0%)
    5,000  Centocor, Inc.*                                                   226
    4,100  Genzyme Corp.*                                                    204
      443  Genzyme-Molecular Oncology*                                         2
    3,000  IDEC Pharmaceuticals Corp.*                                       141
    5,000  Immunex Corp.*                                                    629
    4,600  Med Immune, Inc.*                                                 457
    3,000  Sepracor, Inc.*                                                   264
    6,000  Techne Corp.*                                                     127
                                                                        --------
                                                                           2,050
                                                                        --------
           BROADCASTING - RADIO & TV (2.2%)
    4,900  Clear Channel Communications, Inc.*                               267
    5,100  Cumulus Media, Inc. "A"*                                           85
    3,550  Gray Communications Systems, Inc. "B"                              48
    4,800  Infinity Broadcasting Corp.*                                      131
    2,700  Univision Communications, Inc."A"*                                 98
                                                                        --------
                                                                             629
                                                                        --------
           BUILDING MATERIAL GROUP (0.4%)
    2,400  Fastenal Co.                                                      106
                                                                        --------
           COMMUNICATION EQUIPMENT (2.7%)
    3,100  Advanced Fibre Communications, Inc.*                         $     34
   10,000  Brightpoint, Inc.*                                                138
    1,000  CIENA Corp.*                                                       15
    5,200  Datum, Inc.*                                                       34
    5,415  Digital Microwave Corp.*                                           37
    7,600  Harmonic Lightwaves, Inc.*                                        142
    6,500  Ortel Corp.*                                                       57
    6,300  P-Com, Inc.*                                                       25
    5,500  Pairgain Technologies, Inc.*                                       42
    4,600  REMEC, Inc.*                                                       83
    5,000  Spectrian Corp.*                                                   64
    3,500  Terayon Communication Systems, Inc.*                              130
                                                                        --------
                                                                             801
                                                                        --------
           COMPUTER - HARDWARE (2.6%)
    8,700  Dell Computer Corp.*                                              637
    8,100  Sandisk Corp.*                                                    114
                                                                        --------
                                                                             751
                                                                        --------
           COMPUTER - NETWORKING (5.7%)
   10,750  3Com Corp.*                                                       482
    2,840  Ascend Communications, Inc.*                                      187
    7,600  Cisco Systems, Inc.*                                              705
    5,300  FORE Systems, Inc.*                                                97
   10,900  Xylan Corp.*                                                      191
                                                                        --------
                                                                           1,662
                                                                        --------
           COMPUTER - PERIPHERALS (1.2%)
    8,700  HMT Technology Corp.*                                             111
    6,700  Maxtor Corp*                                                       94
    8,900  Read-Rite Corp.*                                                  132
                                                                        --------
                                                                             337
                                                                        --------

           COMPUTER SOFTWARE & SERVICE (4.2%)
    5,400  DSET Corp.*                                                        56
    5,400  Macrovision Corp.*                                                228
    3,800  Microsoft Corp.*                                                  527
    1,700  Microstrategy, Inc.*                                               54
    3,200  PLATINUM Technology, Inc.*                                         61
    6,970  Rational Software Corp.*                                          185
    3,700  Saville Systems plc*                                               70
    6,900  Softworks, Inc.*                                                   49
                                                                        --------
                                                                           1,230
                                                                        --------
           DISTRIBUTIONS - FOOD/HEALTH (0.4%)
    5,000  United Natural Foods, Inc.*                                       121
                                                                        --------
           Drugs (1.3%)
    5,000  Elan Corp. plc ADR*                                               348
    1,000  Roberts Pharmaceutical Corp.*                                      22
                                                                         -------
                                                                            370
                                                                         -------

                                                       1998  ANNUAL REPORT  B-53

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund

      PORTFOLIO OF INVESTMENTS (Continued)           December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           ELECTRONICS - SEMICONDUCTORS (7.1%)
    4,600  Applied Micro Circuits Corp.*                                $    156
    6,300  Genesis Microchip, Inc.*                                          153
    3,700  Intel Corp.                                                       439
    3,200  Lattice Semiconductor Corp.*                                      147
    4,700  MIPS Technologies, Inc.*                                          150
    4,500  MMC Networks, Inc.*                                                60
    2,300  Rambus, Inc.*                                                     221
   10,800  TranSwitch Corp.*                                                 421
    3,700  Triquint Semiconductor, Inc.*                                      71
    5,900  Vitesse Semiconductor Corp.*                                      269
                                                                         -------
                                                                           2,087
                                                                         -------
           EQUIPMENT - SEMICONDUCTORS (2.5%)
    3,600  Brooks Automation, Inc.*                                           52
    4,200  Cerprobe Corp.*                                                    56
    6,000  CFM Technologies, Inc.*                                            51
    5,600  Cymer, Inc.*                                                       82
    5,000  Electroglas, Inc.*                                                 59
    2,800  Etec Systems, Inc.*                                               112
    7,600  Integrated Process Equipment Corp.*                                82
    3,700  Photronics, Inc.*                                                  89
    3,100  PRI Automation, Inc.*                                              80
    4,600  Speedfam International, Inc.*                                      79
                                                                         -------
                                                                             742
                                                                         -------
           FINANCE - CONSUMER (1.1%)
    7,000  NCO Group, Inc.*                                                  315
                                                                         -------
           FINANCE - DIVERSIFIED (0.3%)
    3,400  Heller Financial, Inc. "A"                                        100
                                                                         -------

           FOODS (1.6%)
    5,000  American Italian Pasta Co."A"*                                    132
    5,000  Horizon Organic Holding Corp.*                                     77
    5,000  Suiza Foods Corp.*                                                255
                                                                         -------
                                                                             464
                                                                         -------
           HEALTHCARE - DIVERSIFIED (1.2%)
    5,000  ICON plc ADR*                                                     167
    3,500  PAREXEL International Corp.*                                       88
    3,000  Professional Detailing, Inc.*                                      85
                                                                         -------
                                                                             340
                                                                         -------
           HEALTHCARE - SPECIALIZED SERVICES (5.1%)
    7,000  Express Scripts, Inc. "A"*                                        470
    5,100  Orthodontic Centers of America, Inc.*                              99
    5,000  Pediatrix Medical Group, Inc.*                                    300
    5,000  QuadraMed Corp.*                                                  103
    5,000  Renal Care Group, Inc.                                            144
    5,000  Superior Consultant Holdings Corp.*                               217
    5,000  Total Renal Care Holdings, Inc.*                                  148
                                                                         -------
                                                                           1,481
                                                                         -------

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------

           HOME FURNISHINGS & APPLIANCES (0.7%)
    5,000  Ethan Allen Interiors, Inc.                                  $    205
                                                                         -------
           HOSPITALS (0.6%)
    5,000  Province Healthcare Co.*                                          179
                                                                         -------

           INSURANCE - LIFE/HEALTH (0.2%)
    2,000  MONY Group, Inc.*                                                  63
                                                                         -------
           INTERNET SERVICES (5.1%)
    2,700  24 / 7 Media, Inc.*                                                76
    5,300  Concentric Network Corp.*                                         176
    4,600  Digital River, Inc.*                                              163
    3,000  Entrust Technologies, Inc.*                                        72
    2,700  NetGravity, Inc.*                                                  45
    5,300  Network Solutions, Inc. "A"*                                      694
    6,100  Preview Travel, Inc.*                                             112
    5,800  USWeb Corp.*                                                      153
                                                                         -------
                                                                           1,491
                                                                         -------
           INVESTMENT BANKS / BROKERAGE (0.4%)
    5,000  Knight/Trimark Group, Inc.*                                       120
                                                                         -------
           LODGING/HOTEL (0.8%)
    5,000  Four Seasons Hotels, Inc.                                         146
    5,000  ResortQuest International, Inc.*                                   73
                                                                         -------
                                                                             219
                                                                         -------
           MEDICAL PRODUCTS & SUPPLIES (2.8%)
    4,000  Henry Schein, Inc.*                                               179
    7,800  Omnicare, Inc.                                                    271
    7,500  Serologicals Corp.*                                               225
    5,000  Sybron Corp.*                                                     136
                                                                         -------
                                                                             811
                                                                         -------
           NURSING CARE (1.1%)
    3,700  American Retirement Corp.*                                         58
    5,000  Sunrise Assisted Living, Inc.*                                    259
                                                                         -------
                                                                             317
                                                                         -------
           OIL & GAS - DRILLING/EQUIPMENT (0.8%)
    5,000  Friede Goldman International, Inc.*                                57
    5,600  Halter Marine Group, Inc.*                                         27
    5,000  National-Oilwell, Inc.*                                            56
    5,000  Petroleum Geo-Services ADR*                                        79
                                                                         -------
                                                                             219
                                                                         -------
           PERSONAL CARE (1.5%)
    5,000  Estee Lauder Companies, Inc."A"                                   427
    1,200  Revlon, Inc. "A"*                                                  20
                                                                         -------
                                                                             447
                                                                         -------
           RAILROADS/SHIPPING (0.6%)
    5,000  MotivePower Industries, Inc.*                                     161
                                                                         -------

B-54  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE AGGRESSIVE GROWTH FUND

      PORTFOLIO OF INVESTMENTS (Continued)           December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           RESTAURANTS (0.8%)
      400  P. F. Chang's China Bistro, Inc.*                            $      9
    5,000  Papa John's International, Inc.*                                  221
                                                                        --------
                                                                             230
                                                                        --------
           RETAIL - BUILDING SUPPLIES (1.1%)
    5,000  Home Depot, Inc.                                                  306
                                                                        --------
           RETAIL - FOOD (0.5%)
    5,000  Wild Oats Markets, Inc.*                                          157
                                                                        --------
           RETAIL - GENERAL MERCHANDISING (0.7%)
    5,000  Dollar Tree Stores, Inc.*                                         218
                                                                        --------
           RETAIL - SPECIALTY (7.1%)
   12,500  99 Cents Only Stores*                                             614
   10,000  Abercrombie & Fitch Co. "A"*                                      707
    6,400  Cost Plus, Inc.*                                                  201
    6,000  Hibbett Sporting Goods, Inc.*                                     145
    5,000  Party City Corp.*                                                  72
    3,000  Rental Service Corp.*                                              47
    3,000  Restoration Hardware, Inc.*                                        81
    5,000  Williams-Sonoma, Inc.*                                            202
                                                                        --------
                                                                           2,069
                                                                        --------
           RETAIL - SPECIALTY APPAREL (0.3%)
    8,000  Delia's, Inc.*                                                    100
                                                                        --------
           SERVICES - COMMERCIAL & CONSUMER (1.8%)
    5,000  Barra, Inc.*                                                      118
    4,100  Carreker-Antinori, Inc.*                                           27
    1,500  Flextronics International Ltd.*                                   129
    5,000  MSC Industrial Direct Co. "A"*                                    113
    6,000  Stewart Enterprises, Inc. "A"                                     134
                                                                        --------
                                                                             521
                                                                        --------
           SERVICES - COMPUTER SYSTEMS (0.3%)
    1,545  Sanmina Corp.*                                                     97
                                                                        --------
           SERVICES - DATA PROCESSING (0.3%)
    4,300  Checkfree Holdings Corp.*                                         100
                                                                        --------

           TELECOMMUNICATIONS - CELLULAR/WIRELESS (1.8%)
    3,900  Crown Castle International Corp.*                                  91
    7,600  Microcell Telecommunications, Inc. "B"*                            45
    3,000  Omnipoint Corp.*                                                   28
    3,300  Powertel, Inc.*                                                    45
   14,000  Western Wireless Corp. "A"*                                       308
                                                                        --------
                                                                             517
                                                                        --------

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           TELECOMMUNICATIONS - LONG DISTANCE (2.8%)
    1,500  Global Crossing Ltd.*                                        $     67
    5,200  IDT Corp.*                                                         80
    7,300  ITC DeltaCom, Inc.*                                               111
    1,900  IXC Communications, Inc.*                                          64
    1,600  Level 3 Communications, Inc.*                                      69
    1,700  Pacific Gateway Exchange, Inc.*                                    82
    2,600  Qwest Communications International, Inc.*                         130
    4,100  RSL Communications Ltd. "A"*                                      121
    3,995  STAR Telecommunications, Inc.*                                     49
    3,100  Startec Global Communications Corp.*                               30
                                                                        --------
                                                                             803
                                                                        --------
           TELEPHONES (5.3%)
    4,400  e.spire Communications, Inc.*                                      28
    4,400  Electric Lightwave, Inc. "A"*                                      36
    2,500  Global TeleSystems Group, Inc.*                                   140
    5,000  GST Telecommunications, Inc*                                       33
    4,700  Hyperion Telecommunications, Inc. "A"*                             71
    2,200  ICG Communications, Inc.*                                          47
    3,000  Intermedia Communications of Florida, Inc.*                        52
    1,900  McLeod, Inc.*                                                      59
   14,800  Metromedia Fiber Network, Inc."A"*                                496
    3,900  MetroNet Communications Corp."B"*                                 131
    3,000  NEXTLINK Communications, Inc."A"*                                  85
    8,700  Northeast Optic Network, Inc.*                                     90
    2,900  Teligent, Inc. "A"*                                                83
    5,000  Winstar Communications, Inc.*                                     195
                                                                        --------
                                                                           1,546
                                                                        --------
           TEXTILES - APPAREL (0.9%)
    5,000  Columbia Sportswear Co.*                                           84
    4,000  North Face, Inc.*                                                  52
    2,300  Tommy Hilfiger Corp.*                                             138
                                                                        --------
                                                                             274
                                                                        --------
           TRUCKERS (0.8%)
    7,000  Coach USA, Inc.*                                                  243
                                                                        --------
           Total common stocks (cost: $17,848)                            26,821
                                                                        --------


Principal
 Amount
 (000)
---------
                               SHORT-TERM (8.1%)
           U.S. GOVERNMENT & AGENCY ISSUE
$   2,380  Federal Home Loan Mortgage Corp., 4.50%,
              1/04/1999 (cost: $2,379)                                     2,379
                                                                        --------
           Total investments (cost: $20,227)                            $ 29,200
                                                                        ========

                                                       1998  ANNUAL REPORT  B-55

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund

      PORTFOLIO OF INVESTMENTS                       December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
                                STOCKS (95.4%)
           ARGENTINA (0.2%)
    1,864  IRSA Inversiones y Representaciones S.A. GDR                 $     52
                                                                        --------
           AUSTRALIA (1.0%)
   13,500  Cable & Wireless Optus Ltd.*                                       28
   15,300  CSL Ltd.                                                          131
    8,100  Smith (Howard) Ltd.                                                54
                                                                        --------
                                                                             213
                                                                        --------
           AUSTRIA (2.4%)
    3,300  Boehler Uddeholm AG                                               154
    4,650  VA Flughafen Wien AG                                              228
    1,850  VA Technologie AG                                                 160
                                                                        --------
                                                                             542
                                                                        --------
           BRAZIL (0.7%)
    2,100  Companhia Brasileira de
               Distribuicao Grupo Pao de Acucar ADR                           32
    5,400  Panamerican Beverages, Inc."A"                                    118
                                                                        --------
                                                                             150
                                                                        --------

           CANADA (5.5%)
   19,400  Anderson Exploration Ltd.*                                        177
    5,200  Canadian National Railway Co.                                     270
   14,300  Canadian Occidental Petroleum Ltd.                                149
   13,400  National Bank of Canada                                           217
    2,500  Northern Telecom Ltd.                                             125
    5,800  OSF, Inc.*                                                         43
    8,100  Suncor, Inc.                                                      242
                                                                        --------
                                                                           1,223
                                                                        --------

           CHILE (0.2%)
    1,000  Sociedad Quimica y Minera de Chile S.A. ADR                        34
                                                                        --------
           CHINA (0.1%)
   22,000  New World Infrastructure Ltd.*                                     32
                                                                        --------
           DENMARK (5.6%)
    2,400  Carli Gry International A/S                                       145
    2,700  ISS International Service System A/S "B"                          176
   10,000  SAS Danmark A/S                                                   113
    7,400  Tele Danmark A/S ADR                                              502
    3,400  Unidanmark A/S                                                    307
                                                                        --------
                                                                           1,243
                                                                        --------
           EGYPT (0.2%)
    2,500  Suez Cement Co. S.A.E. GDR                                         36
                                                                        --------
           FINLAND (5.4%)
   57,200  Merita plc "A"                                                    361
    5,600  Nokia Corp. ADR                                                   675
    6,000  Raisio Group plc                                                   66
    7,300  Rauma OYJ                                                         106
                                                                        --------
                                                                           1,208
                                                                        --------

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           FRANCE (8.8%)
      900  Accor S.A.                                                   $    195
    3,140  CNP Assurances*                                                    95
    4,600  Coflexip ADR                                                      148
    6,200  Elf Aquitaine ADR                                                 351
    1,800  Eramet Group                                                       54
      500  Essilor International                                             197
    1,360  ISIS S.A.                                                          97
    2,000  Louis Dreyfus Citrus                                               50
    3,300  Renault S.A.                                                      148
    2,500  Rhone Poulenc S.A.                                                129
    3,600  SEITA                                                             225
    1,500  Simco S.A.                                                        136
    1,700  Valeo S.A.                                                        134
                                                                        --------
                                                                           1,959
                                                                        --------
           GERMANY (5.0%)
    6,200  Continental AG                                                    171
    7,200  Hoechst AG                                                        299
    2,800  Merck KGaA                                                        126
      170  SAP AG                                                             73
      243  SAP AG (Preferred)                                                116
    5,500  Veba AG                                                           329
                                                                        --------
                                                                           1,114
                                                                        --------
           GREECE (0.9%)
    5,500  Hellenic Telecommunications Organization S.A. (OTE)*              146
    1,360  National Bank of Greece S.A. GDR*                                  60
                                                                        --------
                                                                             206
                                                                        --------
           HONG KONG (0.5%)
    2,500  Asia Satellite Telecommunications Holdings Ltd. ADR                44
   10,000  Hutchison Whampoa Ltd.                                             70
                                                                        --------
                                                                             114
                                                                        --------
           HUNGARY (0.9%)
    2,800  Magyar Tavkozlesi RT (MATAV) ADR                                   83
    4,200  Mol Magyar Olaj-Es Gazipari (MOL) GDR                             116
                                                                        --------
                                                                             199
                                                                        --------
           INDIA (0.5%)
    3,000  Hindalco Industries Ltd. GDR                                       35
    5,500  Videsh Sanchar Nigam Ltd. GDR                                      68
                                                                        --------
                                                                             103
                                                                        --------
           ISRAEL (0.1%)
    2,400  Blue Square - Israel Ltd. ADR                                      25
                                                                        --------

B-56  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

      PORTFOLIO OF INVESTMENTS (Continued)           December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           ITALY (5.1%)
    3,000  ENI S.p.A. ADR                                               $    203
   31,000  Erg S.p.A.                                                        107
    3,200  Gucci Group N.V.                                                  156
   39,000  Italgas S.p.A.                                                    211
   72,600  Telecom Italia S.p.A.                                             457
                                                                        --------
                                                                           1,134
                                                                        --------
           JAPAN (8.3%)
    8,000  Bridgestone Corp.                                                 182
    6,000  Daibiru Corp.                                                      38
    2,000  Ito-Yokado Co. Ltd.                                               140
    2,600  Laox Co. Ltd.                                                      19
    4,000  Namco                                                              80
        5  Nippon Telegraph & Telephone Corp. (NTT)                           39
       58  NTT Data Corp.                                                    288
        2  NTT Mobile Communication Network, Inc.*                            82
   10,000  Sankyo Co. Ltd.                                                   219
    9,000  Sanwa Bank Ltd.                                                    69
   23,000  Sharp Corp.                                                       207
    2,000  Sony Corp.                                                        146
   25,000  Toko, Inc.                                                         86
   42,000  Toshiba Corp.                                                     250
                                                                        --------
                                                                           1,845
                                                                        --------
           MALAYSIA (0.2%)
   33,000  Genting Bhd/b/                                                     50
                                                                        --------
           MEXICO (0.5%)
    3,600  Desc, Sociedad de Fomento Industrial,
              S.A. de C.V. ADR                                                69
    7,300  Tubos de Acero de Mexico, S.A. ADR                                 47
                                                                        --------
                                                                             116
                                                                        --------
           NETHERLANDS (9.8%)
    8,400  Akzo Nobel N.V.                                                   382
    4,500  Benckiser N.V. "B"                                                295
    1,900  EVC International N.V.                                             15
    5,100  ING Group N.V.                                                    311
    7,700  Koninklijke KPN N.V.                                              385
    6,100  Koninklijke Pakhoed N.V. (Certificates)*                          154
    4,800  Oce-van der Grinten N.V.                                          172
    3,200  Philips Electronics N.V.                                          217
    3,150  Simac Techniek N.V.                                                80
    4,500  VNU N.V.                                                          169
                                                                        --------
                                                                           2,180
                                                                        --------
           NORWAY (2.1%)
   44,200  Christiania Bank og Kreditkasse                                   153
    7,100  Schibsted ASA                                                      90
   21,000  Storebrand ASA*                                                   159
   17,400  Tandberg Data ASA*                                                 61
                                                                        --------
                                                                             463
                                                                        --------

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           PHILIPPINES (0.3%)
  380,000  SM Prime Holdings, Inc.                                      $     72
                                                                        --------
           POLAND (0.6%)
    9,000  Elektrim S.A.                                                      97
   14,737  Polifarb Cieszyn-Wroclaw S.A.                                      35
                                                                        --------
                                                                             132
                                                                        --------
           PORTUGAL (2.6%)
    6,160  Banco Pinto & Sotto Mayor S.A.                                    117
    1,400  Brisa-Auto Estradas de Portugal S.A.                               83
    4,734  Cimentos de Portugal S.A.                                         151
    5,000  Portugal Telecom S.A. ADR                                         223
                                                                        --------
                                                                             574
                                                                        --------
           RUSSIA (0.2%)
    2,500  LUKoil ADR                                                         40
                                                                        --------
           SINGAPORE (0.4%)
   19,000  Overseas Union Bank Ltd.                                           83
                                                                        --------
           SOUTH AFRICA (0.4%)
   52,600  Sanlam Ltd.*                                                       52
    1,700  South African Breweries Ltd.                                       29
                                                                        --------
                                                                              81
                                                                        --------
           SPAIN (3.3%)
   10,764  Argentaria, Caja Postal y Banco
              Hipotecario de Espana, S.A.                                    278
    5,000  Corporacion Mapfre                                                135
    2,346  Telefonica de Espana S.A. ADR                                     318
                                                                        --------
                                                                             731
                                                                        --------
           SWEDEN (3.5%)
   10,700  Autoliv, Inc. SDR                                                 383
   65,000  Swedish Match AB                                                  236
    7,300  Volvo AB                                                          167
                                                                        --------
                                                                             786
                                                                        --------
           SWITZERLAND (5.6%)
      265  Novartis AG                                                       521
      700  Selecta Group AG                                                  194
      263  Sulzer AG P.C.                                                    160
      540  Swisscom AG*                                                      226
      600  Tag Heuer International S.A.                                       41
   13,000  Tag Heuer International S.A. ADR                                   93
                                                                        --------
                                                                           1,235
                                                                        --------
           TAIWAN (0.3%)
    5,500  China Steel Corp. GDR                                              67
                                                                        --------
           TURKEY (0.1%)
2,680,458  Yapi Ve Kredi Bankasi A.S.                                         31
                                                                        --------

                                                       1998  ANNUAL REPORT  B-57

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA LIFE INTERNATIONAL FUND

      PORTFOLIO OF INVESTMENTS (Continued)           December 31, 1998

                                                                        Market
 Number                                                                  Value
of Shares                      Security                                  (000)
---------                      --------                                 -------
           UNITED KINGDOM (14.1%)
   11,900  Bank of Scotland                                             $    142
   70,700  Billiton plc                                                      141
    8,700  British Telecommunications plc                                    132
    9,600  Cable & Wireless plc                                              117
   10,800  Cadbury Schweppes plc                                             185
   93,000  Cookson Group plc                                                 202
   51,500  Corporate Services Group plc                                      130
    2,900  Doncasters plc ADR*                                                47
   14,400  EMI Group plc                                                      96
    2,300  Glaxo Wellcome plc ADR                                            160
   17,100  Laporte plc                                                       133
   44,300  LucasVarity plc                                                   148
   63,800  Medeva plc                                                        114
   14,200  National Westminster Bank plc                                     275
   16,520  Reuters Group plc                                                 174
   45,000  Safeway plc                                                       226
   56,200  Tomkins plc                                                       267
   45,611  WPP Group plc                                                     277
    3,700  Zeneca Group plc*                                                 161
                                                                         -------
                                                                           3,127
                                                                         -------
           Total stocks (cost: $19,825)                                   21,200
                                                                         -------

Principal
  Amount
  (000)
---------
                               SHORT-TERM (4.9%)
           U.S. GOVERNMENT & AGENCY ISSUE
$   1,083  Federal Home Loan Mortgage Corp.,
             4.5%, 1/04/1999 (cost: $1,082)                                1,082
                                                                         -------
           Total investments (cost: $20,908)                             $22,282
                                                                         =======


B-58  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund

      Portfolio of Investments (Continued)           December 31, 1998

                         PORTFOLIO SUMMARY BY INDUSTRY


      Telephones                                                         11.2%
      Banks - Major Regional                                              8.3
      Drugs                                                               7.0
      Auto Parts                                                          5.8
      U. S. Government & Agency Issue                                     4.9
      Communication Equipment                                             3.6
      Insurance - Multi-Line Companies                                    3.4
      Oil - International Integrated                                      3.4
      Computer Software & Service                                         2.9
      Chemicals - Specialty                                               2.3
      Retail - Specialty                                                  2.1
      Tobacco                                                             2.1
      Railroads/Shipping                                                  1.9
      Manufacturing - Diversified Industries                              1.8
      Beverages - Nonalcoholic                                            1.6
      Electric Utilities                                                  1.5
      Electronics - Semiconductors                                        1.5
      Oil & Gas - Exploration & Production                                1.5
      Automobiles                                                         1.4
      Chemicals                                                           1.4
      Services - Commercial & Consumer                                    1.4
      Services - Facilities & Environment                                 1.4
      Household Products                                                  1.3
      Retail - Food                                                       1.3
      Advertising/Marketing                                               1.2
      Iron & Steel                                                        1.2
      Banks - Money Center                                                1.1
      Foreign Conglomerate                                                1.1
      Oil & Gas - Drilling/Equipment                                      1.1
      Building Material Group                                             1.0
      Electrical Equipment                                                1.0
      Metals/Mining                                                       1.0
      Telecommunications - Long Distance                                  1.0
      Other                                                              15.6
                                                                        -----
      Total                                                             100.3%
                                                                        =====
See accompanying Notes to Portfolios of Investments on page B-60.

                                                       1998  ANNUAL REPORT  B-59

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      Notes To Portfolios of Investments

                                                               December 31, 1998
GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in Note 1 to the Trust's financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. At December 31, 1998, investments in foreign securities were 1.2% of the net assets of the USAA Life Growth & Income Fund and 5.5% of the net assets of the USAA Life Aggressive Growth Fund.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are foreign shares held by a U.S. or foreign bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by USAA Investment Management Company (the Manager). Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At December 31, 1998, these securities represented .13% and .23% of the USAA Life World Growth Fund's and the USAA Life International Fund's net assets, respectively.

* Non-income producing security.

PORTFOLIO DESCRIPTION ABBREVIATIONS

CP          Commercial Paper
DN          Discount Note
IDA         Industrial Development
            Authority/Agency
LLC         Limited Liability Company
LP          Limited Partnership
MTN         Medium-Term Note
RB          Revenue Bond

CATEGORIES AND DEFINITIONS

The securities in USAA Life Money Market Fund are divided into two categories
- fixed rate instruments and variable rate demand notes.

FIXED RATE INSTRUMENTS - consist of corporate and government notes and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

VARIABLE RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

CREDIT ENHANCEMENT - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Life Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Life Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(LOC) - Enhanced by a bank letter of credit.

See accompanying Notes to Financial Statements on page B-66.

B-60  ANNUAL REPORT  1998

                     [THIS PAGE LEFT BLANK INTENTIONALLY]

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                     Statements of Assets and Liabilities

      (In Thousands, Except Per Share Data)            December 31, 1998

                                          USAA Life    USAA Life    USAA Life    USAA Life    USAA Life    USAA Life     USAA Life
                                        Money Market    Income     Growth and  World Growth  Diversified  Aggressive  International
                                            Fund         Fund     Income Fund      Fund      Assets Fund  Growth Fund      Fund
                                        ------------   ---------  -----------  ------------  -----------  -----------  -------------
ASSETS
 Investments in securities, at
  market value (identified cost of
  $21,951, $39,664, $77,923,
  $31,524, $49,960, $20,227 and
  $20,908, respectively)                  $21,951      $41,013      $100,200     $42,084        $59,850      $29,200     $22,282
 Cash                                           1            1             1           3              1           52           1
 Cash denominated in foreign
  currencies (identified cost
  of $3 and $3, respectively)                  -            -             -           3              -            -           3
 Receivables:
  Capital shares sold                         167            -             -           3              -            -           -
  Dividends and interest                       25          369           144          46            404            1          27
  Securities sold                               -            -           184          29            462           12           -
                                          -------      -------      --------     -------        -------      -------     -------
     Total assets                          22,144       41,383       100,529      42,168         60,717       29,265      22,313
                                          -------      -------      --------     -------        -------      -------     -------
LIABILITIES
  Securities purchased                          -            -             -          47            104            4          34
  Capital shares redeemed                       -          103            40           -              6            5           1
  Accrued advisory fees                         4            -            17           1              2           21          17
  Accrued administrative fees                   3            3             3           3              3            3           3
  Accounts payable and accrued expenses        26           28            31          37             32           31          32
                                          -------      -------      --------     -------        -------      -------     -------
     Total liabilities                         33          134            91          88            147           64          87
                                          -------      -------      --------     -------        -------      -------     -------
       Net assets applicable to capital
        shares outstanding                $22,111      $41,249      $100,438     $42,080        $60,570      $29,201     $22,226
                                          =======      =======      ========     =======        =======      =======     =======
REPRESENTED BY:
  Paid-in capital                         $22,111      $39,848      $ 77,893     $31,672        $48,045      $20,075     $22,027
  Accumulated undistributed net
   investment income (loss)                     -           34            30          27             26            -           -.
  Accumulated net realized gain (loss)
   on investments                               -           18           238        (181)         2,609          153      (1,176)
  Net unrealized appreciation of
   investments                                  -        1,349        22,277      10,560          9,890        8,973       1,374
  Net unrealized appreciation
   on foreign currency translations             -            -             -           2              -            -           1
                                          -------      -------      --------     -------        -------      -------     -------
       Net assets applicable to
        capital shares outstanding        $22,111      $41,249      $100,438     $42,080        $60,570      $29,201     $22,226
                                          =======      =======      ========     =======        =======      =======     =======
  Capital shares outstanding,
   unlimited number of shares
   authorized, no par value                22,111        3,786         5,535       2,928          4,020        2,105       2,153
                                          =======      =======      ========     =======        =======      =======     =======
       Net asset value, redemption
        price, and offering price
        per share                         $  1.00      $ 10.89      $  18.15     $ 14.37        $ 15.07      $ 13.87     $ 10.32
                                          =======      =======      ========     =======        =======      =======     =======

See accompanying Notes to Financial Statements on page B-66.


B-62  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                           STATEMENTS OF OPERATIONS

           (In Thousands)              Year Ended December 31, 1998

                                       USAA Life    USAA Life    USAA Life     USAA Life     USAA Life     USAA Life     USAA Life
                                     Money Market    Income     Growth and   World Growth   Diversified    Aggressive  International
                                         Fund         Fund     Income Fund       Fund       Assets Fund   Growth Fund      Fund
                                     ------------   --------   -----------   ------------   -----------   -----------  -------------
NET INVESTMENT INCOME (LOSS):
  Income (net of foreign taxes
  withheld of $0, $0, $6, $60,
  $0, $0 and $50, respectively):
    Dividends                          $    -        $  305      $1,705        $  614           $  741       $   52       $   401
    Interest                            1,007         2,077         138           109            1,526           75            79
                                       ------        ------      ------        ------           ------       ------       -------
      Total income                      1,007         2,382       1,843           723            2,267          127           480
                                       ------        ------      ------        ------           ------       ------       -------
Expenses:
  Advisory fees                            37            68         194            83              112          215           147
  Administrative fees                      39            39          44            44               44           40            40
  Custodian's fees                         18            33          53            94               37           60            70
  Shareholder reporting fees                4             1          18             7                8            -             -
  Trustees' fees                            4             4           4             4                4            4             4
  Professional fees                        44            41          41            43               43           41            43
  Other                                     -             1           1             1                1            1             1
                                       ------        ------      ------        ------           ------       ------       -------
      Total expenses before
       reimbursement                      146           187         355           276              249          361           305
  Expenses reimbursed                     (82)          (68)        (16)           (6)             (54)         (59)          (57)
                                       ------        ------      ------        ------           ------       ------       -------
      Total expenses after
       reimbursement                       64           119         339           270              195          302           248
                                       ------        ------      ------        ------           ------       ------       -------
         Net investment income (loss)     943         2,263       1,504           453            2,072         (175)          232
                                       ------        ------      ------        ------           ------       ------       -------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments                             -         1,473       3,229           706            3,572          150        (1,157)
    Foreign currency transactions           -             -           -           (17)               -            -           (14)
  Change in net unrealized appreciation/
   depreciation of:
    Investments                             -          (739)        712         3,082             (788)       4,896         1,702
    Foreign currency translations           -             -           -            11                -            -             8
                                       ------        ------      ------        ------           ------       ------       -------
         Net realized and
          unrealized gain                   -           734       3,941         3,782            2,784        5,046           539
                                       ------        ------      ------        ------           ------       ------       -------
Increase in net assets resulting
 from operations                       $  943        $2,997      $5,445        $4,235           $4,856       $4,871       $   771
                                       ======        ======      ======        ======           ======       ======       =======

See accompanying Notes to Financial Statements on page B-66.

                                                       1998  ANNUAL REPORT  B-63

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      Statements of Changes In Net Assets

            (In Thousands)                Years Ended December 31,

                                                    USAA Life                  USAA Life                    USAA Life
                                               Money Market Fund              Income Fund             Growth and Income Fund
                                              ---------------------        -------------------        -----------------------
                                                1998        1997             1998       1997            1998          1997
                                              --------    ---------        --------   --------        --------     ----------
From operations:
    Net investment income (loss)              $    943    $    768          $ 2,263    $ 1,794        $  1,504       $  1,250
    Net realized gain (loss) on:
      Investments                                    -           -            1,473        462           3,229          4,276
      Foreign currency transactions                  -           -                -          -               -              -
    Change in net unrealized
     appreciation/depreciation of:
      Investments                                    -           -             (739)       535             712          9,783
      Foreign currency translations                  -           -                -          -               -              -
                                              --------    --------          -------    -------        --------       --------
      Increase (decrease) in net assets
       resulting from operations                   943         768            2,997      2,791           5,445         15,309
                                              --------    --------          -------    -------        --------       --------
Distributions to shareholders from:
    Net investment income                         (943)       (768)          (2,261)    (1,835)         (1,504)        (1,222)
                                              --------    --------          -------    -------        --------       --------
    Net realized gains                               -           -           (1,437)         -          (4,221)        (3,404)
                                              --------    --------          -------    -------        --------       --------
From capital share transactions:
    Proceeds from shares sold                   31,712      60,217           13,641      3,986          17,540         33,830
    Dividend reinvestments                         943         768            3,698      1,835           5,725          4,626
    Cost of shares redeemed                    (25,675)    (57,099)          (3,635)    (2,580)         (8,297)       (19,321)
                                              --------    --------          -------    -------        --------       --------
      Increase (decrease) in net assets
       from capital share transactions           6,980       3,886           13,704      3,241          14,968         19,135
                                              --------    --------          -------    -------        --------       --------
Net increase (decrease) in net assets            6,980       3,886           13,003      4,197          14,688         29,818
Net assets:
    Beginning of period                         15,131      11,245           28,246     24,049          85,750         55,932
                                              --------    --------          -------    -------        --------       --------
    End of period                             $ 22,111    $ 15,131          $41,249    $28,246        $100,438       $ 85,750
                                              ========    ========          =======    =======        ========       ========
Accumulated undistributed
 net investment income:
    End of period                             $      -    $      -          $    34    $    32        $     30       $     30
                                              ========    ========          =======    =======        ========       ========
Change in shares outstanding:
    Shares sold                                 31,712      60,217            1,185        362             918          1,986
    Shares issued for dividends reinvested         943         768              339        168             310            260
    Shares redeemed                            (25,675)    (57,099)            (316)      (240)           (462)        (1,190)
                                              --------    --------          -------    -------        --------       --------
      Increase (decrease) in shares
       outstanding                               6,980       3,886            1,208        290             766          1,056
                                              ========    ========          =======    =======        ========       ========

* Funds commenced operations May 1, 1997

  See accompanying Notes to Financial Statements on page B-66.

B-64  ANNUAL REPORT 1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      Statements of Changes In Net Assets

              (In Thousands)            Years Ended December 31,

          USAA Life                    USAA Life                      USAA Life                     USAA Life
      World Growth Fund         Diversified Assets Fund        Aggressive Growth Fund*         International Fund*
--------------------------     -------------------------       -----------------------       -----------------------
    1998         1997             1998          1997              1998         1997             1998         1997
-----------   -----------      ----------   ------------       -----------  ----------       ----------   ----------
  $   453       $   465          $ 2,072       $ 1,596          $   (175)     $   (40)         $   232      $    99

      706         2,634            3,572           834               150        1,134           (1,157)         197
      (17)          (11)               -             -                 -            -              (14)          (5)

    3,082         1,623             (788)        4,986             4,896        4,077            1,702         (328)
       11            (9)               -             -                 -            -                8           (7)
  -------       -------          -------       -------          --------      -------          -------      -------

    4,235         4,702            4,856         7,416             4,871        5,171              771          (44)
  -------       -------          -------       -------          --------      -------          -------      -------

     (453)         (458)          (2,080)       (1,565)                -            -             (225)         (97)
  -------       -------          -------       -------          --------      -------          -------      -------
     (973)       (2,843)            (981)       (1,771)             (645)        (446)             (10)        (204)
  -------       -------          -------       -------          --------      -------          -------      -------

    2,169         9,019           10,152        12,393             3,262       38,066              754       21,912
    1,426         3,301            3,061         3,336               645          446              235          301
   (3,834)      (11,746)          (2,650)       (1,987)          (21,477)        (692)            (881)        (286)
  -------       -------          -------       -------          --------      -------          -------      -------

     (239)          574           10,563        13,742           (17,570)      37,820              108       21,927
  -------       -------          -------       -------          --------      -------          -------      -------
    2,570         1,975           12,358        17,822           (13,344)      42,545              644       21,582

   39,510        37,535           48,212        30,390            42,545            -           21,582            -
  -------       -------          -------       -------          --------      -------          -------      -------
  $42,080       $39,510          $60,570       $48,212          $ 29,201      $42,545          $22,226      $21,582
  =======       =======          =======       =======          ========      =======          =======      =======

  $    27       $    44          $    26       $    34          $      -      $     -          $     -      $    (3)
  =======       =======          =======       =======          ========      =======          =======      =======

      147           644              663           888               271        3,655               69        2,145
       99           247              203           236                49           39               23           30
     (280)         (869)            (175)         (142)           (1,854)         (55)             (87)         (27)
  -------       -------          -------       -------          --------      -------          -------      -------
      (34)           22              691           982            (1,534)       3,639                5        2,148
  =======       =======          =======       =======          ========      =======          =======      =======

                                                       1998  ANNUAL REPORT  B-65

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         Notes To Financial Statements

                                                               December 31, 1997


1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA LIFE INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of seven separate funds.

The investment objectives and policies of the Funds are as follows:

USAA LIFE MONEY MARKET FUND: Highest level of current income consistent with preservation of capital and maintenance of liquidity, through a diversified portfolio of high quality U.S. dollar-denominated debt instruments that present minimal credit risk and have remaining maturities of 397 days or less.

USAA LIFE INCOME FUND: Maximum current income without undue risk to principal, through a diversified portfolio of U.S. dollar-denominated debt and income producing equity securities selected for their high yields relative to the risk involved.

USAA LIFE GROWTH AND INCOME FUND: Capital growth and current income, through a diversified portfolio of dividend paying common stocks, convertible securities, nonconvertible preferred stock and nonconvertible debt securities of companies that offer the prospect for growth of earnings.
USAA LIFE WORLD GROWTH FUND: Long-term capital appreciation, through a diversified portfolio of equity securities of both foreign and domestic issuers.

USAA LIFE DIVERSIFIED ASSETS FUND: Long-term capital growth, consistent with preservation of capital and balanced by current income, through a strategy of investing approximately 60% of the Fund's assets in equity securities, selected for total return potential, and approximately 40% of its assets in debt securities of varying maturities.

USAA LIFE AGGRESSIVE GROWTH FUND: Appreciation of capital, through a portfolio of equity securities of companies that have the prospect of rapidly growing earnings.

USAA LIFE INTERNATIONAL FUND: Capital appreciation with a secondary objective of current income, through a strategy of investing at least 80% of the Fund's assets in equity securities of foreign companies.

Shares of the Funds currently are offered only to the Separate Accounts of USAA Life Insurance Company (the Separate Accounts) to serve as the funding medium for certain variable annuity contracts and variable universal life insurance contracts offered by USAA Life.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Life Money Market Fund are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the investment adviser under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to their shareholders, the Separate Accounts and USAA Life. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities of the USAA Life Aggressive Growth Fund to decrease accumulated net investment loss and to decrease paid-in capital by $175,000 and on the statement of assets and liabilities of the USAA Life International Fund to increase accumulated net investment income by $10,000, decrease paid-in capital by $8,000, and increase accumulated net realized loss on investments by $2,000.

B-66  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
                         Notes to Financial Statements

                 (Continued)                 December 31, 1998

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term and long-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds may be invested in the securities of foreign issuers. Since the accounting records of the Funds are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income/loss on the statements of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

F. EURO CONVERSION RISK - On January 1, 1999, countries participating in the European Monetary Union began converting their currencies into a new currency unit called the euro. The countries initially participating in the conversion are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain. Conversion to the euro may present certain risks to investments of the USAA Life International and USAA Life World Growth Funds held in one of the currencies being replaced. The accounting conversion did not have a material impact on the Funds.

2) DISTRIBUTIONS

USAA LIFE MONEY MARKET FUND

Net investment income is accrued daily as dividends and distributed monthly to its shareholders, the Separate Accounts. All net investment income available for distribution was distributed at December 31, 1998. Distributions of realized gains from security transactions not offset by capital losses are made annually or as otherwise required to avoid the payment of federal taxes.

USAA LIFE INCOME, USAA LIFE GROWTH AND INCOME, USAA LIFE WORLD GROWTH, USAA LIFE DIVERSIFIED ASSETS, USAA LIFE AGGRESSIVE GROWTH, AND USAA LIFE INTERNATIONAL FUNDS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made to the shareholders, the Separate Accounts and USAA Life, annually or as otherwise required to avoid the payment of federal taxes.

At December, 31, 1998, the USAA Life International Fund had a capital loss carryover for federal income tax purposes of $910,000 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely that the Board of Trustees of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

                                                       1998  ANNUAL REPORT  B-67

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         Notes To Financial Statements

                     (Continued)         December 31, 1998

3) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended December 31, 1998 were as follows:

                   USAA Life       USAA Life        USAA Life       USAA Life        USAA Life       USAA Life         USAA Life
                    Money           Income         Growth and         World         Diversified      Aggressive     International
                  Market Fund        Fund          Income Fund     Growth Fund      Assets Fund     Growth Fund          Fund
                    (000)           (000)             (000)           (000)            (000)           (000)             (000)
                  ----------       ---------       -----------     -----------      -----------     -----------     -------------
Purchases          $229,667         $29,950          $44,703         $21,863          $18,678          $20,622          $9,499
Sales/Maturities   $223,361         $20,667          $35,285         $22,673          $15,733          $40,314          $8,888

For all Funds except the USAA Life Money Market Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments as of December 31, 1998 was as follows:

                   USAA Life       USAA Life        USAA Life       USAA Life        USAA Life       USAA Life
                    Income        Growth and          World        Diversified      Aggressive     International
                     Fund        Income Fund       Growth Fund     Assets Fund      Growth Fund        Fund
                    (000)           (000)             (000)           (000)            (000)           (000)
                  ----------     -----------       -----------     -----------      -----------     -----------
Appreciation       $  1,488         $25,696          $13,113         $11,221          $10,302          $ 3,883
Depreciation           (139)         (3,419)          (2,553)         (1,331)          (1,329)          (2,509)
                   --------         -------          -------         -------          -------          -------
Net                $  1,349         $22,277          $10,560         $ 9,890          $ 8,973          $ 1,374
                   ========         =======          =======         =======          =======          =======

4) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The USAA Life World Growth and USAA Life International Funds currently enter into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Funds to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Funds foregoing the opportunity for potential profit.

At December 31, 1998, the terms of open foreign currency contracts were as follows:

USAA LIFE WORLD GROWTH FUND:
Foreign Currency Contracts to Sell (000):

                                            U.S. Dollar
    Exchange          Contracts to           Value at         In Exchange      Unrealized     Unrealized
      Date              Deliver              12/31/98       for U.S. Dollar   Appreciation   Depreciation
----------------   -----------------        -----------     ---------------   ------------   ------------
   01/08/99        18 Pound Sterling            $29               $29              -              -

 5) TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES - USAA Investment Management Company (USAA IMCO) carries out each Fund's investment policies and manages each Fund's portfolio. USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are paid monthly and computed on an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .65% of the monthly average net assets of the USAA Life International Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust.

B-68  ANNUAL REPORT  1998

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         Notes To Financial Statements

                  (Continued)              December 31, 1998

B. ADMINISTRATIVE FEES - As outlined in the Underwriting and Administrative Services Agreement by and between USAA Life, the Trust and USAA IMCO, USAA Life provides certain management, administrative, legal, clerical, accounting, and record-keeping services necessary or appropriate to conduct the Trust's business and operations. Fees are based on estimated time incurred to provide such services. Under a separate arrangement between USAA Life and USAA IMCO, USAA Life delegates certain mutual fund accounting duties under the Underwriting and Administrative Services Agreement to USAA IMCO and reimburses USAA IMCO for its costs in providing these services.

C. EXPENSES REIMBURSED - USAA Life, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed .65% of the monthly average net assets of the USAA Life World Growth Fund, .70% of the monthly average net assets of the USAA Life Aggressive Growth Fund, 1.10% of the monthly average net assets of the USAA Life International Fund, and .35% of the monthly average net assets of each other Fund. Expenses include advisory and administrative fees discussed above.

D. UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT - The Trust has an agreement with USAA IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. USAA IMCO receives no commissions or fees for this service.

E. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of USAA IMCO, may execute portfolio transactions for the Funds. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended December 31, 1998 for the USAA Life Growth and Income, USAA Life World Growth, USAA Life Diversified Assets, and USAA Life Aggressive Growth Funds were $6,000, $2,000, $4,000, and $1,000, respectively.

F. SHARE OWNERSHIP - At December 31, 1998, USAA Life owned 2.1 million shares (56%) of the USAA Life Income Fund, 1.4 million shares (25%) of the USAA Life Growth and Income Fund, 1.6 million shares (55%) of the USAA Life World Growth Fund, 1.8 million shares (45%) of the USAA Life Diversified Assets Fund, 1.8 million shares (85%) of the USAA Life Aggressive Growth Fund, and
2.0 million shares (93%) of the USAA Life International Fund. All other shares are owned by the Separate Accounts.

As of the date of this report, USAA Life has redeemed 367,000 shares of the USAA Life Income Fund, 569,000 shares of the USAA Life Growth and Income Fund, 970,000 shares of the USAA Life World Growth Fund, 1,373,000 shares of the USAA Life Diversified Assets Fund, and 412,000 shares of the USAA Life Aggressive Growth Fund. USAA Life will redeem all of its remaining shares in the USAA Life Income, USAA Life Growth and Income, and USAA Life Diversified Assets Funds by March 31, 1999.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of USAA Life or USAA IMCO. None of the affiliated trustees or Fund officers received any compensation from the Funds.

6) YEAR 2000 (UNAUDITED)

Like other investment companies, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser, USAA IMCO and the Trust's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. USAA IMCO is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurance that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust from this problem.

                                                       1998  ANNUAL REPORT  B-69

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         Notes To Financial Statements

                (Continued)                December 31, 1998

7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 USAA Life Money Market Fund                         USAA Life Income Fund
                                     -----------------------------------------------   ------------------------------------------
                                                   Year Ended December 31,                          Year Ended December 31,
                                       1998        1997          1996        1995*       1998        1997       1996       1995*
                                     --------    --------     ---------   ----------   ---------  ---------   --------   --------
Net asset value at beginning
 of period                           $  1.00      $  1.00      $  1.00      $ 1.00      $ 10.96    $ 10.51     $  11.32   $ 10.00
Net investment income                    .05          .05          .05         .06(b)       .66        .75          .92       .78(b)
Net realized and unrealized
 gain (loss)                               -            -            -           -          .35        .46         (.84)     1.61
Distributions from net
 investment income                      (.05)        (.05)        (.05)       (.06)        (.66)      (.76)        (.89)     (.76)
Distributions of realized
 capital gains                             -            -            -           -         (.42)         -            -      (.31)
                                     -------      -------      -------      ------      -------    -------     --------   -------
Net asset value at end of period     $  1.00      $  1.00      $  1.00      $ 1.00      $ 10.89    $ 10.96     $  10.51   $ 11.32
                                     =======      =======      =======      ======      =======    =======     ========   =======

Total return (%)***                     5.29         5.35         5.25        5.69         9.17      11.60          .67     23.88
Net assets at end of period (000)    $22,111      $15,131      $11,245      $7,802      $41,249    $28,246      $24,049   $25,823
Ratio of expenses to average
 net assets (%)                          .35          .35          .35         .35(a)       .35        .35          .35       .35(a)
Ratio of expenses to average
 net assets, excluding
 reimbursements (%)                      .80          .70         1.24        2.29(a)       .55        .52          .65       .65(a)
Ratio of net investment income
 to average net assets (%)              5.17         5.22         5.10        5.55(a)      6.62       7.16         6.99      7.07(a)
Portfolio turnover (%)                     -            -            -           -        61.79      30.77        97.74     55.08

                                                                                                    USAA Life
                                              USAA Life Diversified Assets Fund               Aggressive Growth Fund
                                            -----------------------------------------      -----------------------------
                                                                                                            Eight-month
                                                    Year Ended December 31,                 Year Ended     Period Ended
                                                                                           December 31,    December 31,
                                              1998        1997      1996       1995*           1998            1997**
                                            --------   ---------  --------   --------      ------------    -------------
Net asset value at beginning of period      $ 14.48     $ 12.95    $ 11.96    $ 10.00        $ 11.70          $ 10.00
Net investment income (loss)                    .55         .50        .62        .55(b)        (.05)(b)         (.01)(b)
Net realized and unrealized gain                .85        2.14       1.10       2.08           2.39             1.83
Distributions from net investment income       (.55)       (.50)      (.62)      (.53)             -                -
Distributions of realized capital gains        (.26)       (.61)      (.11)      (.14)          (.17)            (.12)
                                            -------     -------    -------    -------        -------          -------
Net asset value at end of period            $ 15.07     $ 14.48    $ 12.95    $ 11.96        $ 13.87          $ 11.70
                                            =======     =======    =======    =======        =======          =======
Total return (%)***                            9.63       20.70      14.30      26.33          20.14            18.26
Net assets at end of period (000)           $60,570     $48,212    $30,390    $26,311        $29,201          $42,545
Ratio of expenses to average
 net assets (%)                                 .35         .35        .35        .35(a)         .70              .70(a)
Ratio of expenses to average net assets,
 excluding reimbursements (%)                   .45         .42        .61        .64(a)         .84              .85(a)
Ratio of net investment income (loss)
 to average net assets (%)                     3.72        4.02       4.46       4.93(a)        (.41)            (.15)(a)
Portfolio turnover (%)                        29.67       19.19      43.75      58.87          50.48            73.77

  * Funds commenced operations January 5, 1995.
 ** Funds commenced operations May 1, 1997.
*** Assumes reinvestment of all dividend income and capital gains distributions during the period. Total returns for each period do not reflect insurance expenses that apply at the Separate Account level, such as risk and expense charges. These expenses would reduce the total return for the period shown.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.

B-70  ANNUAL REPORT  1998


                                        USAA LIFE INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------
                                       Notes To Financial Statements
                          (Continued)                                December 31, 1998


         USAA Life Growth and Income Fund                            USAA Life World Growth Fund
-----------------------------------------------        --------------------------------------------------
            Year Ended December 31,                                 Year Ended December 31,
  1998           1997        1996        1995*            1998          1997          1996         1995*
--------      --------     --------    --------         --------      --------      --------     --------
$  17.98      $  15.06     $  12.60    $  10.00         $  13.34      $  12.77      $  11.10     $  10.00
     .28           .28          .26         .34(b)           .16           .17           .18          .17 (b)
     .97          3.68         2.79        2.83             1.37          1.62          2.16         1.79
    (.28)         (.27)        (.26)       (.30)            (.16)         (.17)         (.16)        (.16)
    (.80)         (.77)        (.33)       (.27)            (.34)        (1.05)         (.51)        (.70)
--------      --------     --------    --------         --------      --------      --------     --------
$  18.15      $  17.98     $  15.06    $  12.60         $  14.37      $  13.34      $  12.77     $  11.10
 =======      ========     ========    ========         ========      ========      ========     ========
    6.93         26.43        24.13       31.72            11.46         14.08         21.12        19.55
$100,428      $ 85,750     $ 55,932    $ 28,761         $ 42,080      $ 39,510      $ 37,535     $ 24,706
     .35           .34          .35         .35 (a)          .65           .59           .65          .65 (a)

     .37          N/A           .53         .66 (a)          .66          N/A            .82          .87 (a)

    1.55          1.80         2.25        2.82 (a)         1.09          1.20          1.45         1.55 (a)
   37.75         20.26        14.55       17.73            55.47         48.89         57.66        78.86



        USAA Life
    International Fund
---------------------------
                Eight-month
Year Ended     Period Ended
December 31,    December 31,
   1998           1997**
 --------        ---------

$   10.05        $   10.00
      .11              .05 (b)
      .27              .15
     (.11)            (.05)
        -             (.10)
 --------         --------
$   10.32        $   10.05
 ========         ========
     3.78             1.92
$  22,226        $  21,582
     1.10             1.10 (a)

     1.35             1.24 (a)

     1.03              .70 (a)
    42.30            30.57

                                                     1998   ANNUAL REPORT   B-71

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